UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: July 31

Date of reporting period: July 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2022

WESTERN ASSET

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Income Fund for the twelve-month reporting period ended July 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2022

II	Western Asset Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests in a globally diverse portfolio of fixed income securities. We have broad discretion to invest in all types of fixed income securities and to allocate the Fund’s assets among all segments of the global market for fixed income securities, with no specific minimum or maximum investment in any one segment, including U.S. and foreign corporate debt, including emerging market corporate debt, mortgage- and asset-backed securities, sovereign debt, including emerging market sovereign debt, and U.S. government obligations. Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the United States).

The Fund may invest without limit in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, that we determined to be of comparable credit quality). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies.

The Fund may invest in securities of any maturity. The dollar-weighted average effective duration of the Fund’s portfolio, as estimated by us, is normally expected to be between zero and ten years.

In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, forwards, interest rate swaps and other swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Western Asset Income Fund 2022 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended July 31, 2022. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, the fluctuating global economy global, sharply rising inflation and interest rates, central bank monetary policy tightening, and the war in Ukraine.

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) began raising interest rates at its meeting in March 2022. The yield for the two-year Treasury note began the reporting period at 0.19% and ended the reporting period at 2.89%. The low of 0.17% occurred on August 2, August 3 and August 4, 2021, and the high of 3.45% took place on June 14, 2022. Long-term U.S. Treasury yields also moved higher, as rising inflation triggered expectations that the Fed would begin tightening its monetary policy accommodation. The yield for the ten-year Treasury note began the reporting period at 1.24% and ended the period at 2.67%. The low of 1.19% took place on August 3 and August 4, 2021, and the high of 3.49% occurred on June 14, 2022.

The Fund’s unmanaged benchmark, the Bloomberg U.S. Universal Indexi, returned -9.56% for the twelve-month reporting period ended July 31, 2022. Riskier fixed-income securities, including high yield bonds and emerging market debt, also produced weak results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield – 2% Issuer Cap Indexii and JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii returned -8.03% and -17.11%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s allocation to emerging markets and rotated some exposure (mainly industrials) from investment-grade to high-yield corporates. From a currency positioning perspective, we trimmed the Fund’s exposures to the pound sterling, Norwegian krone and Russian ruble, moved from a long to a short euro exposure, and implemented a Chinese yuan short. In contrast, we implemented a long Japanese yen position and closed the Fund’s Saudi riyal short position.

During the reporting period, interest rate futures, options and swaps were used to manage the Fund’s duration and yield curve exposure. These instruments detracted from performance. Equity index options, which were utilized primarily for hedging purposes, were also a headwind for results. Currency derivatives, including forward foreign currency contracts and options, were utilized to express positive or negative views on various developed and emerging market currencies. Such positions were used both as outright expressions of a market view and as part of the Fund’s hedging program. In aggregate, they modestly contributed to performance. Single-name credit default swaps, as well as high-yield index swaps (“CDX”) and options on CDX, were used to manage the Fund’s high-yield and investment-grade corporate bond exposures. In aggregate, they minimally contributed

2	Western Asset Income Fund 2022 Annual Report

to performance. Finally, inflation swaps were used to take a view on inflation and also had minimal negative impact on performance.

Performance review

For the twelve months ended July 31, 2022, Class A shares of Western Asset Income Fund, excluding sales charges, returned -9.79%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Universal Index, returned -9.56% for the same period. The Lipper Multi-Sector Income Funds Category Averageiv returned -8.23% over the same time frame.

Performance Snapshot as of July 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Income Fund:
Class A	-9.11%	-9.79%
Class C	-9.47%	-10.63%
Class C1[1]	-9.27%	-10.16%
Class I	-9.08%	-9.62%
Class IS	-8.88%	-9.52%
Bloomberg U.S. Universal Index	-6.65%	-9.56%
Lipper Multi-Sector Income Funds Category Average	-6.57%	-8.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2022 for Class A, Class C, Class C1, Class I and Class IS shares were 5.95%, 5.44%, 5.86%, 6.48% and 6.61%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 6.45%. The 30-Day SEC Yield, calculated pursuant the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Income Fund 2022 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 29, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.95%, 1.66%, 1.40%, 0.63% and 0.56%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Although overall currency exposures had a negative impact on the Fund’s performance, exposures to the Mexican peso, Australian dollar, Canadian dollar and pound sterling contributed to results during the reporting period.

Q. What were the leading detractors from performance?

A. The Fund generated a negative return during the reporting period. The largest detractor from absolute performance was the Fund’s duration and yield curve positioning, as rates moved sharply higher and the yield curve flattened. An allocation to emerging markets debt was a meaningful overall detractor from returns, with exposure to Russian local currency sovereign bonds detracting the most. The Fund’s credit exposure was another significant detractor from absolute performance as spreads widened for both high-yield and investment-grade corporate bonds.

Currency exposure, particularly the Russian ruble and Japanese yen, had an overall negative impact on performance during the reporting period. The Fund’s allocation to structured products, in particular collateralized loan obligations and commercial mortgage-backed securities, was another detractor from results. Finally, an allocation to bank loans detracted from performance as their spreads widened.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 15, 2022

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. In addition, the Fund invests in high-yield securities, that is securities rated below the Baa/BBB categories, or, if

4	Western Asset Income Fund 2022 Annual Report

unrated, those determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds”. These issues are lower rated and inherently more risky than higher rated fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 75 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2022 were: collateralized mortgage obligations (14.3%), consumer discretionary (12.8%), industrials (10.8%), energy (9.7%) and asset-backed securities (9.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Universal Index represents the union of the Bloomberg U.S. Aggregate Index, the Bloomberg U.S. Corporate High Yield Index, the Investment Grade 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield—2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 374 funds for the six-month period and among the 363 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Income Fund 2022 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2022 and July 31, 2021 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*	Prior year percentages have been restated to reflect current classifications.

‡	Represents less than 0.1%.

6	Western Asset Income Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2022 and held for the six months ended July 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-9.11%	$1,000.00	$908.90	0.94%	$4.45	Class A	5.00%	$1,000.00	$1,020.13	0.94%	$4.71
Class C	-9.47	1,000.00	905.30	1.70	8.03	Class C	5.00	1,000.00	1,016.36	1.70	8.50
Class C1	-9.27	1,000.00	907.30	1.33	6.29	Class C1	5.00	1,000.00	1,018.20	1.33	6.66
Class I	-9.08	1,000.00	909.20	0.67	3.17	Class I	5.00	1,000.00	1,021.47	0.67	3.36
Class IS	-8.88	1,000.00	911.20	0.55	2.61	Class IS	5.00	1,000.00	1,022.07	0.55	2.76

Western Asset Income Fund 2022 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended July 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset Income Fund 2022 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 7/31/22	-9.79%	-10.63%	-10.16%	-9.62%	-9.52%
Five Years Ended 7/31/22	0.99	0.23	0.60	1.28	1.37
Ten Years Ended 7/31/22	2.55	N/A	2.14	2.86	N/A
Inception* through 7/31/22	—	1.80	—	—	2.39

With sales charges[3]	Class A	Class C	Class C1	Class I	Class IS
Twelve Months Ended 7/31/22	-13.60%	-11.49%	-11.03%	-9.62%	-9.52%
Five Years Ended 7/31/22	0.11	0.23	0.60	1.28	1.37
Ten Years Ended 7/31/22	2.11	N/A	2.14	2.86	N/A
Inception* through 7/31/22	—	1.80	—	—	2.39

Cumulative total returns
Without sales charges[1]
Class A (7/31/12 through 7/31/22)	28.68%
Class C (Inception date of 8/1/12 through 7/31/22)	19.58
Class C1[2] (7/31/12 through 7/31/22)	23.64
Class I (7/31/12 through 7/31/22)	32.62
Class IS (Inception date of 10/23/14 through 7/31/22)	20.13

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% (3.75% effective August 15, 2022). Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, I and IS shares are November 6, 1992, August 1, 2012, March 19, 1993, October 10,1995 and October 23, 2014, respectively.

Western Asset Income Fund 2022 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Income Fund vs. Bloomberg U.S. Universal Index† — July 2012 - July 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Income Fund on July 31, 2012, assuming the deduction of the maximum initial sales charge of 4.25% (3.75% effective August 15, 2022) at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Universal Index. The Bloomberg U.S. Universal Index (the “Index”) represents the union of the Bloomberg U.S. Aggregate Index, the Bloomberg U.S. Corporate High Yield Index, the Investment Grade 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Income Fund 2022 Annual Report

Schedule of investments

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 39.0%
Communication Services — 3.8%
Diversified Telecommunication Services — 0.6%
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	5,040,000	$4,774,947	(a)
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	2,820,000	2,441,161	(a)
Total Diversified Telecommunication Services				7,216,108
Entertainment — 0.2%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	3,120,000	1,530,906	(a)
AMC Entertainment Holdings Inc., Secured Notes (5.000% Cash and 6.000% PIK or 10.000% Cash or 12.000% PIK)	10.000%	6/15/26	940,000	746,125	(a)(b)
Total Entertainment				2,277,031
Interactive Media & Services — 0.4%
Photo Holdings Merger Sub Inc., Senior Secured Notes	8.500%	10/1/26	1,034,000	762,715	(a)
Rackspace Technology Global Inc., Senior Secured Notes	3.500%	2/15/28	1,000,000	827,957	(a)
Ziff Davis Inc., Senior Notes	4.625%	10/15/30	2,850,000	2,617,867	(a)
Total Interactive Media & Services				4,208,539
Media — 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	3,330,000	2,883,896
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	6/1/33	500,000	423,727	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	900,000	777,243
Clear Channel Outdoor Holdings Inc., Senior Notes	7.500%	6/1/29	1,000,000	807,605	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	11

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	3,347,000	$3,123,939	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	480,000	442,996
DISH DBS Corp., Senior Notes	5.125%	6/1/29	3,180,000	2,082,900
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	1,950,000	1,585,594	(a)
Liberty Interactive LLC, Senior Notes	8.500%	7/15/29	1,910,000	1,289,403
Liberty Interactive LLC, Senior Notes	8.250%	2/1/30	180,000	115,664
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	30,000	31,393
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	1,320,000	1,345,298
Total Media				14,909,658
Wireless Telecommunication Services — 1.3%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	2,900,000	2,807,505	(a)
CSC Holdings LLC, Senior Notes	5.750%	1/15/30	730,000	591,742	(a)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	1,880,000	1,602,615	(a)
Millicom International Cellular SA, Senior Notes	6.250%	3/25/29	1,944,000	1,851,559	(a)
Millicom International Cellular SA, Senior Notes	4.500%	4/27/31	1,152,000	944,674	(a)
Switch Ltd., Senior Notes	4.125%	6/15/29	1,000,000	1,013,040	(a)
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	3,430,000	3,176,746
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	1,470,000	1,332,085	(a)
VTR Comunicaciones SpA, Senior Secured Notes	5.125%	1/15/28	2,584,000	1,891,080	(a)
Total Wireless Telecommunication Services				15,211,046
Total Communication Services				43,822,382

See Notes to Financial Statements.

12	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Discretionary — 7.2%
Auto Components — 0.2%
Clarios Global LP/Clarios US Finance Co., Senior Notes	8.500%	5/15/27	1,500,000		$1,515,690	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	400,000		381,241	(a)
Total Auto Components					1,896,931
Automobiles — 1.4%
Ford Motor Co., Senior Notes	3.250%	2/12/32	3,860,000		3,228,852
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	1,200,000		1,180,962
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/16/28	2,000,000		1,738,309
Ford Motor Credit Co. LLC, Senior Notes	5.113%	5/3/29	2,540,000		2,472,931
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	1,460,000		1,292,535
Mclaren Finance PLC, Senior Secured Notes	7.500%	8/1/26	2,445,000		2,127,260	(a)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	4,250,000		3,699,880	(a)
Total Automobiles					15,740,729
Distributors — 0.6%
Accelerate360 Holdings LLC, Secured Notes	8.000%	3/1/28	5,203,050		5,594,215	(a)
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	1,446,998		1,633,299	(a)(b)
Total Distributors					7,227,514
Diversified Consumer Services — 0.6%
Adtalem Global Education Inc., Senior Secured Notes	5.500%	3/1/28	678,000		636,266	(a)
Carriage Services Inc., Senior Notes	4.250%	5/15/29	1,700,000		1,481,244	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	1,650,000	GBP	1,794,112	(c)
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	3,800,000		3,334,652	(a)
Total Diversified Consumer Services					7,246,274

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	13

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — 2.9%
Boyne USA Inc., Senior Notes	4.750%	5/15/29	3,710,000		$3,478,236	(a)
Carnival Corp., Senior Notes	10.500%	6/1/30	3,090,000		2,757,065	(a)
Carnival PLC, Senior Secured Notes	7.875%	6/1/27	6,480,000		6,607,170
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc., Senior Secured Notes	4.625%	1/15/29	1,150,000		1,075,181	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	590,000		481,735	(a)
Las Vegas Sands Corp., Senior Notes	3.500%	8/18/26	1,080,000		1,010,126
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	1,170,000		803,839	(a)
NCL Corp. Ltd., Senior Notes	7.750%	2/15/29	1,470,000		1,181,917	(a)
NCL Corp. Ltd., Senior Secured Notes	5.875%	2/15/27	2,730,000		2,515,709	(a)
Royal Caribbean Cruises Ltd., Senior Notes	9.125%	6/15/23	1,380,000		1,402,977	(a)
Saga PLC, Senior Notes	5.500%	7/15/26	1,200,000	GBP	1,238,766	(c)
Sands China Ltd., Senior Notes	5.125%	8/8/25	600,000		567,294
Sands China Ltd., Senior Notes	2.550%	3/8/27	450,000		374,838	(a)
Sands China Ltd., Senior Notes	5.400%	8/8/28	1,000,000		903,814
Sands China Ltd., Senior Notes	3.100%	3/8/29	730,000		581,328	(a)
Sands China Ltd., Senior Notes	3.250%	8/8/31	210,000		163,022	(a)
Scientific Games International Inc., Senior Notes	8.625%	7/1/25	640,000		665,600	(a)
Viking Cruises Ltd., Senior Notes	7.000%	2/15/29	550,000		445,547	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	220,000		195,574	(a)
Wendy’s International LLC, Senior Notes	7.000%	12/15/25	1,325,000		1,346,094
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	2,490,000	GBP	2,532,747	(a)

See Notes to Financial Statements.

14	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Wynn Macau Ltd., Senior Notes	4.875%	10/1/24	660,000	$552,842	(a)
Wynn Macau Ltd., Senior Notes	5.500%	1/15/26	630,000	518,569	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	1,590,000	1,244,159	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	1,670,000	1,688,687	(a)
Total Hotels, Restaurants & Leisure				34,332,836
Household Durables — 0.0%††
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	620,000	529,536
Internet & Direct Marketing Retail — 0.4%
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	2,560,000	1,979,781
Prosus NV, Senior Notes	3.061%	7/13/31	3,010,000	2,354,979	(a)
Total Internet & Direct Marketing Retail				4,334,760
Specialty Retail — 1.1%
Bath & Body Works Inc., Senior Notes	5.250%	2/1/28	1,150,000	1,086,451
Bed Bath & Beyond Inc., Senior Notes	5.165%	8/1/44	3,933,000	698,186
Gannett Holdings LLC, Senior Secured Notes	6.000%	11/1/26	1,970,000	1,674,697	(a)
Guitar Center Inc., Senior Secured Notes	8.500%	1/15/26	3,000,000	2,761,950	(a)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	2,310,000	1,588,067	(a)
PetSmart Inc./PetSmart Finance Corp., Senior Notes	7.750%	2/15/29	500,000	482,555	(a)
Rent-A-Center Inc., Senior Notes	6.375%	2/15/29	3,170,000	2,522,271	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	300,000	299,969

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	15

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — continued
Tendam Brands SAU, Senior Secured Notes	5.000%	9/15/24	150,000	EUR	$146,238	(a)
Tendam Brands SAU, Senior Secured Notes (3 mo. EURIBOR + 5.250%)	5.517%	9/15/24	1,060,000	EUR	1,038,923	(a)(d)
Total Specialty Retail					12,299,307
Total Consumer Discretionary					83,607,887
Consumer Staples — 0.7%
Food & Staples Retailing — 0.1%
Prosperous Ray Ltd., Senior Notes	4.625%	11/12/23	690,000		700,840	(c)
Food Products — 0.6%
Darling Ingredients Inc., Senior Notes	6.000%	6/15/30	1,310,000		1,356,583	(a)
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	2,466,000		2,196,722	(a)
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	1,900,000		1,673,233
Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed Ingredients Inc., Secured Notes	4.625%	3/1/29	2,090,000		1,912,831	(a)
Total Food Products					7,139,369
Total Consumer Staples					7,840,209
Energy — 8.6%
Energy Equipment & Services — 0.3%
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	4,270,000		4,019,031	(a)
Oil, Gas & Consumable Fuels — 8.3%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	6,500,000		6,124,852	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	2,600,000		2,596,516	(a)
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	300,000		262,172

See Notes to Financial Statements.

16	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Chord Energy Corp., Senior Notes	6.375%	6/1/26	2,830,000	$2,790,564	(a)
Colgate Energy Partners III LLC, Senior Notes	5.875%	7/1/29	4,200,000	3,851,505	(a)
Continental Resources Inc., Senior Notes	5.750%	1/15/31	1,600,000	1,579,760	(a)
DCP Midstream LP, Junior Subordinated Notes (7.375% to 12/15/22 then 3 mo. USD LIBOR + 5.148%)	7.375%	12/15/22	2,500,000	2,275,211	(d)(e)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,020,000	1,011,213	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	1,930,000	1,937,585	(a)
Energy Transfer LP, Junior Subordinated Notes (6.250% to 2/15/23 then 3 mo. USD LIBOR + 4.028%)	6.250%	2/15/23	890,000	699,419	(d)(e)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	890,000	803,225	(d)(e)
Energy Transfer LP, Senior Notes	5.350%	5/15/45	600,000	548,182
Enterprise Products Operating LLC, Senior Notes	5.100%	2/15/45	500,000	498,093
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	400,000	329,492
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/30	1,330,000	1,370,671	(a)
EQM Midstream Partners LP, Senior Notes	4.750%	1/15/31	1,800,000	1,630,485	(a)
EQT Corp., Senior Notes	6.125%	2/1/25	1,330,000	1,386,545
Hilcorp Energy I LP/Hilcorp Finance Co., Senior Notes	6.250%	4/15/32	1,730,000	1,561,000	(a)
Howard Midstream Energy Partners LLC, Senior Notes	6.750%	1/15/27	1,460,000	1,266,163	(a)
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	2,070,000	1,882,003	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	17

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
KazTransGas JSC, Senior Notes	4.375%	9/26/27	1,850,000	$1,629,388	(a)
MEG Energy Corp., Senior Notes	7.125%	2/1/27	1,500,000	1,556,685	(a)
Neptune Energy Bondco PLC, Senior Notes	6.625%	5/15/25	2,490,000	2,409,598	(a)
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	2,600,000	2,519,712	(a)
Occidental Petroleum Corp., Senior Notes	7.200%	3/15/29	640,000	680,645
Occidental Petroleum Corp., Senior Notes	6.625%	9/1/30	3,600,000	3,998,232
Occidental Petroleum Corp., Senior Notes	4.500%	7/15/44	870,000	731,526
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.625%	10/15/27	1,960,000	1,925,448	(a)
Penn Virginia Holdings LLC, Senior Notes	9.250%	8/15/26	3,140,000	3,096,825	(a)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	3,060,000	2,728,035
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	2,300,000	1,624,295	(a)
Plains All American Pipeline LP, Junior Subordinated Notes (6.125% to 11/15/22 then 3 mo. USD LIBOR + 4.110%)	6.125%	11/15/22	1,330,000	1,022,540	(d)(e)
Range Resources Corp., Senior Notes	8.250%	1/15/29	3,995,000	4,282,520
Range Resources Corp., Senior Notes	4.750%	2/15/30	1,430,000	1,367,738	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,450,000	1,305,899	(a)
Southwestern Energy Co., Senior Notes	7.750%	10/1/27	6,402,000	6,684,552
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	2,060,000	1,923,463
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes	8.500%	10/15/26	1,200,000	1,148,040	(a)

See Notes to Financial Statements.

18	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Senior Notes	6.000%	12/31/30	1,140,000		$1,029,283	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	3,000,000		2,824,000
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,890,000		1,535,757	(a)
Venture Global Calcasieu Pass LLC, Senior Secured Notes	4.125%	8/15/31	1,570,000		1,450,790	(a)
Venture Global Calcasieu Pass LLC, Senior Secured Notes	3.875%	11/1/33	1,750,000		1,523,016	(a)
Viper Energy Partners LP, Senior Notes	5.375%	11/1/27	2,000,000		1,955,184	(a)
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	3,830,000		3,432,886
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	3,800,000		3,337,356
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	540,000		693,187
YPF SA, Senior Notes	8.500%	7/28/25	2,860,000		1,830,400	(a)
YPF SA, Senior Notes	6.950%	7/21/27	1,510,000		844,487	(a)
YPF SA, Senior Secured Notes, Step bond (4.000% to 2/12/23 then 9.000%)	4.000%	2/12/26	1,097,430		869,746	(a)
Total Oil, Gas & Consumable Fuels					96,365,889
Total Energy					100,384,920
Financials — 5.4%
Banks — 2.3%
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (5.875% to 9/24/23 then EUR 5 year Swap Rate + 5.660%)	5.875%	9/24/23	1,600,000	EUR	1,626,616	(c)(d)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	19

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.500% to 6/27/29 then 10 year Treasury Constant Maturity Rate + 5.470%)	7.500%	6/27/29	2,820,000		$2,538,494	(a)(d)(e)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	610,000		574,309	(a)(d)(e)
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year ICE Swap Rate + 4.842%)	7.750%	9/15/23	1,270,000		1,282,564	(d)(e)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	990,000		1,022,175	(d)(e)
Barclays PLC, Subordinated Notes (2.000% to 2/7/23 then EUR 5 year Swap Rate + 1.900%)	2.000%	2/7/28	1,320,000	EUR	1,332,524	(c)(d)
Cooperatieve Rabobank UA, Junior Subordinated Notes (4.625% to 12/29/25 then EUR 5 year Swap Rate + 4.098%)	4.625%	12/29/25	3,600,000	EUR	3,560,639	(c)(d)(e)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,010,000		1,077,751	(a)(d)(e)
HSBC Holdings PLC, Junior Subordinated Notes (5.250% to 9/16/22 then EUR 5 year Swap Rate + 4.383%)	5.250%	9/16/22	1,710,000	EUR	1,748,974	(c)(d)(e)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	1,050,000		1,016,825	(a)

See Notes to Financial Statements.

20	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Lloyds Banking Group PLC, Junior Subordinated Notes (4.947% to 6/27/25 then EUR 5 year Swap Rate + 5.290%)	4.947%	6/27/25	2,410,000	EUR	$2,428,967	(c)(d)(e)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	1,040,000		1,052,031	(d)(e)
NatWest Group PLC, Junior Subordinated Notes (4.500% to 9/30/28 then U.K Government Bonds 5 Year Note Generic Bid Yield + 3.992%)	4.500%	3/31/28	4,550,000	GBP	4,554,001	(d)(e)
UniCredit SpA, Subordinated Notes (5.459% to 6/30/30 then 5 year Treasury Constant Maturity Rate + 4.750%)	5.459%	6/30/35	2,070,000		1,701,207	(a)(d)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	790,000		733,038	(a)(d)
Total Banks					26,250,115
Capital Markets — 1.0%
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	2,600,000		2,187,926	(a)
Coinbase Global Inc., Senior Notes	3.625%	10/1/31	1,790,000		1,065,113	(a)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	1,290,000		1,143,133	(a)(d)(e)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	610,000		568,398	(a)(d)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	21

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Credit Suisse Group AG, Junior Subordinated Notes (9.750% to 12/23/27 then 5 year Treasury Constant Maturity Rate + 6.383%)	9.750%	6/23/27	2,480,000	$2,639,960	(a)(d)(e)
StoneX Group Inc., Senior Secured Notes	8.625%	6/15/25	1,093,000	1,114,204	(a)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,860,000	2,919,002	(a)(d)(e)
Total Capital Markets				11,637,736
Consumer Finance — 0.5%
FirstCash Inc., Senior Notes	5.625%	1/1/30	2,190,000	2,059,257	(a)
Midcap Financial Issuer Trust, Senior Notes	6.500%	5/1/28	2,090,000	1,925,339	(a)
Navient Corp., Senior Notes	5.625%	8/1/33	740,000	575,227
Paysafe Finance PLC/Paysafe Holdings US Corp., Senior Secured Notes	4.000%	6/15/29	1,640,000	1,258,594	(a)
Total Consumer Finance				5,818,417
Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	9/15/23	440,000	439,663
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	1,070,000	899,432
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	4,579,689	3,538,955	(a)(b)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	4.500%	11/15/29	1,390,000	1,284,277	(a)
LD Holdings Group LLC, Senior Notes	6.125%	4/1/28	1,560,000	951,584	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	190,000	188,323	(a)

See Notes to Financial Statements.

22	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Stichting AK Rabobank Certificaten, Junior Subordinated Notes (19.436% to 12/29/21 then 6.500%)	6.500%	3/29/2171	1,180,000	EUR	$1,296,191	(c)(e)
TKC Holdings Inc., Senior Notes	10.500%	5/15/29	910,000		809,754	(a)
Vanguard Group Inc.	3.050%	8/22/50	1,330,000		992,083	(f)(g)
VistaJet Malta Finance PLC/XO Management Holding Inc., Senior Notes	6.375%	2/1/30	630,000		549,839	(a)
Total Diversified Financial Services					10,950,101
Insurance — 0.3%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	3,443,000		3,311,683	(a)(b)
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AFC Gamma Inc., Senior Notes	5.750%	5/1/27	690,000		610,734	(a)
Apollo Commercial Real Estate Finance Inc., Senior Secured Notes	4.625%	6/15/29	1,090,000		859,994	(a)
Burford Capital Global Finance LLC, Senior Notes	6.875%	4/15/30	410,000		364,797	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.250%	2/1/27	920,000		821,670	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	620,000		530,112	(a)
Total Mortgage Real Estate Investment Trusts (REITs)					3,187,307
Thrifts & Mortgage Finance — 0.1%
NMI Holdings Inc., Senior Secured Notes	7.375%	6/1/25	1,700,000		1,725,840	(a)
Total Financials					62,881,199
Health Care — 2.8%
Health Care Equipment & Supplies — 0.2%
Medline Borrower LP, Senior Secured Notes	3.875%	4/1/29	2,900,000		2,624,993	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	23

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — 1.0%
Akumin Escrow Inc., Senior Secured Notes	7.500%	8/1/28	2,000,000		$1,501,900	(a)
Centene Corp., Senior Notes	4.250%	12/15/27	1,030,000		1,013,842
CHS/Community Health Systems Inc., Secured Notes	6.125%	4/1/30	4,030,000		2,165,379	(a)
Option Care Health Inc., Senior Notes	4.375%	10/31/29	2,760,000		2,521,881	(a)
Radiology Partners Inc., Senior Notes	9.250%	2/1/28	2,290,000		1,690,135	(a)
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., Senior Notes	9.750%	12/1/26	2,100,000		1,980,762	(a)
U.S. Renal Care Inc., Senior Notes	10.625%	7/15/27	1,720,000		804,100	(a)
Total Health Care Providers & Services					11,677,999
Health Care Technology — 0.3%
Minerva Merger Sub Inc., Senior Notes	6.500%	2/15/30	3,600,000		3,262,500	(a)
Pharmaceuticals — 1.3%
AdaptHealth LLC, Senior Notes	4.625%	8/1/29	2,100,000		1,882,146	(a)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	210,000		133,370	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	610,000		545,160	(a)
Bausch Health Cos. Inc., Senior Secured Notes	6.125%	2/1/27	1,180,000		1,008,334	(a)
Cidron Aida Finco Sarl, Senior Secured Notes	6.250%	4/1/28	1,710,000	GBP	1,811,721	(a)
Nidda BondCo GmbH, Senior Notes	5.000%	9/30/25	1,200,000	EUR	1,040,915	(c)
Par Pharmaceutical Inc., Senior Secured Notes	7.500%	4/1/27	5,030,000		4,066,956	(a)
Teva Pharmaceutical Finance Co. LLC, Senior Notes	6.150%	2/1/36	2,340,000		2,146,716
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.750%	5/9/27	1,810,000		1,737,600
Total Pharmaceuticals					14,372,918
Total Health Care					31,938,410

See Notes to Financial Statements.

24	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 5.6%
Aerospace & Defense — 0.7%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	790,000	$783,020	(a)
Avolon Holdings Funding Ltd., Senior Notes	4.250%	4/15/26	1,020,000	950,418	(a)
Boeing Co., Senior Notes	3.250%	2/1/35	1,230,000	1,006,170
Boeing Co., Senior Notes	5.805%	5/1/50	870,000	866,287
Boeing Co., Senior Notes	5.930%	5/1/60	1,470,000	1,458,723
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	760,000	788,481	(a)
Triumph Group Inc., Senior Notes	7.750%	8/15/25	1,910,000	1,639,620
Triumph Group Inc., Senior Secured Notes	8.875%	6/1/24	320,000	331,352	(a)
Total Aerospace & Defense				7,824,071
Air Freight & Logistics — 0.3%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	4,155,000	3,945,549
Airlines — 1.9%
Air Canada, Senior Secured Notes	3.875%	8/15/26	1,170,000	1,079,290	(a)
American Airlines Group Inc. Pass-Through Trust	4.950%	2/15/25	1,306,547	1,209,975
American Airlines Inc., Senior Secured Notes	11.750%	7/15/25	3,682,000	4,092,156	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	1,570,000	1,505,386	(a)
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	1,080,000	1,129,242	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	5,200,000	5,082,888	(a)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	2,820,000	2,745,355	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	3,000,000	3,034,635	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	25

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	1,341,999	$1,404,087	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	668,640	635,742
Total Airlines				21,918,756
Building Products — 0.2%
Advanced Drainage Systems Inc., Senior Notes	6.375%	6/15/30	1,570,000	1,584,161	(a)
Builders FirstSource Inc., Senior Notes	4.250%	2/1/32	1,300,000	1,115,712	(a)
Total Building Products				2,699,873
Commercial Services & Supplies — 0.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Notes	6.000%	6/1/29	1,050,000	809,728	(a)
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes	6.625%	7/15/26	1,350,000	1,309,655	(a)
CoreCivic Inc., Senior Notes	8.250%	4/15/26	4,310,000	4,286,810
GFL Environmental Inc., Senior Secured Notes	5.125%	12/15/26	700,000	705,779	(a)
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., Senior Secured Notes	5.000%	2/1/26	2,000,000	1,811,370	(a)
Madison IAQ LLC, Senior Notes	5.875%	6/30/29	277,000	216,951	(a)
Total Commercial Services & Supplies				9,140,293
Construction & Engineering — 0.1%
CalAtlantic Group Inc., Senior Notes	5.250%	6/1/26	250,000	250,897
Tutor Perini Corp., Senior Notes	6.875%	5/1/25	860,000	767,599	(a)
Total Construction & Engineering				1,018,496
Electrical Equipment — 0.3%
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	3,320,000	2,945,571	(a)

See Notes to Financial Statements.

26	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — 0.5%
Granite US Holdings Corp., Senior Notes	11.000%	10/1/27	3,440,000		$3,207,972	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	3,972,000		3,177,898
Total Machinery					6,385,870
Professional Services — 0.1%
ZipRecruiter Inc., Senior Notes	5.000%	1/15/30	860,000		769,446	(a)
Trading Companies & Distributors — 0.5%
Doman Building Materials Group Ltd., Senior Notes	5.250%	5/15/26	1,560,000	CAD	1,052,243	(a)
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	1,480,000		1,287,186	(a)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,310,000		1,333,318
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	1,000,000		1,012,350
United Rentals North America Inc., Senior Notes	4.000%	7/15/30	1,265,000		1,165,425
Total Trading Companies & Distributors					5,850,522
Transportation Infrastructure — 0.2%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	980,000		685,004	(a)
DP World Ltd., Senior Notes	5.625%	9/25/48	2,180,000		2,104,173	(a)
Total Transportation Infrastructure					2,789,177
Total Industrials					65,287,624
Information Technology — 1.0%
Communications Equipment — 0.4%
Central Parent Inc./Central Merger Sub Inc., Senior Secured Notes	7.250%	6/15/29	2,070,000		2,106,535	(a)
CommScope Inc., Senior Notes	8.250%	3/1/27	500,000		436,330	(a)
CommScope Inc., Senior Secured Notes	4.750%	9/1/29	1,010,000		880,604	(a)
Viavi Solutions Inc., Senior Notes	3.750%	10/1/29	850,000		750,026	(a)
Total Communications Equipment					4,173,495

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	27

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — 0.1%
Clarivate Science Holdings Corp., Senior Notes	4.875%	7/1/29	1,090,000	$966,852	(a)
Software — 0.2%
GoTo Group Inc., Senior Secured Notes	5.500%	9/1/27	1,460,000	1,069,290	(a)
Uniquify Inc., Senior Secured Notes	6.000%	6/15/24	750,000	745,013	(a)
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., Senior Notes	3.875%	2/1/29	1,000,000	896,200	(a)
Total Software				2,710,503
Technology Hardware, Storage & Peripherals — 0.3%
NCR Corp., Senior Notes	5.125%	4/15/29	2,210,000	2,126,617	(a)
Vericast Corp., Senior Secured Notes	11.000%	9/15/26	800,000	793,000	(a)
Vericast Corp./Harland Clarke/Checks in the Mail/Valassis Comm/Valassis Direct, Secured Notes	13.000%	10/15/27	750,000	869,062	(a)
Total Technology Hardware, Storage & Peripherals				3,788,679
Total Information Technology				11,639,529
Materials — 2.1%
Chemicals — 0.4%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	1,750,000	1,655,885	(a)
MEGlobal Canada ULC, Senior Notes	5.875%	5/18/30	2,150,000	2,274,932	(a)
Sasol Financing USA LLC, Senior Notes	5.500%	3/18/31	1,690,000	1,381,972
Total Chemicals				5,312,789
Construction Materials — 0.2%
SRM Escrow Issuer LLC, Senior Secured Notes	6.000%	11/1/28	2,000,000	1,860,360	(a)
Containers & Packaging — 0.4%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	1,500,000	1,138,995	(a)(b)

See Notes to Financial Statements.

28	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Senior Notes	4.000%	9/1/29	500,000	$431,095	(a)
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Senior Secured Notes	6.000%	6/15/27	650,000	669,533	(a)
Canpack SA/Canpack US LLC, Senior Notes	3.875%	11/15/29	690,000	569,913	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	480,000	428,400
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,250,000	1,089,987
Total Containers & Packaging				4,327,923
Metals & Mining — 0.9%
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	6,300,000	6,085,495	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	1,700,000	1,623,084	(a)
Hudbay Minerals Inc., Senior Notes	6.125%	4/1/29	1,100,000	858,066	(a)
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	1,590,000	1,729,562
Volcan Cia Minera SAA, Senior Notes	4.375%	2/11/26	800,000	700,964	(a)
Total Metals & Mining				10,997,171
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	490,000	501,941
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	2,400,000	1,953,636
Total Paper & Forest Products				2,455,577
Total Materials				24,953,820
Real Estate — 1.4%
Equity Real Estate Investment Trusts (REITs) — 0.9%
Diversified Healthcare Trust, Senior Notes	9.750%	6/15/25	834,000	832,557
Diversified Healthcare Trust, Senior Notes	4.750%	2/15/28	610,000	460,305
GEO Group Inc., Senior Notes	5.875%	10/15/24	4,000,000	3,731,635

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	29

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Equity Real Estate Investment Trusts (REITs) — continued
IIP Operating Partnership LP, Senior Notes	5.500%	5/25/26	1,280,000		$1,107,232
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	3.692%	6/5/28	1,515,000	GBP	1,617,851
Service Properties Trust, Senior Notes	4.350%	10/1/24	510,000		457,725
Service Properties Trust, Senior Notes	7.500%	9/15/25	990,000		961,102
Service Properties Trust, Senior Notes	5.500%	12/15/27	980,000		852,489
Total Equity Real Estate Investment Trusts (REITs)					10,020,896
Real Estate Management & Development — 0.5%
Country Garden Holdings Co. Ltd., Senior Secured Notes	8.000%	1/27/24	1,040,000		496,600	(c)
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	3,465,000		2,954,242	(a)
Realogy Group LLC/Realogy Co-Issuer Corp., Senior Notes	5.750%	1/15/29	2,150,000		1,761,151	(a)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	530,000		537,624	(c)
Total Real Estate Management & Development					5,749,617
Total Real Estate					15,770,513
Utilities — 0.4%
Electric Utilities — 0.3%
TransAlta Corp., Senior Notes	6.500%	3/15/40	4,030,000		3,870,533
Gas Utilities — 0.1%
Superior Plus LP/Superior General Partner Inc., Senior Notes	4.500%	3/15/29	700,000		644,977	(a)
Independent Power and Renewable Electricity Producers — 0.0%††
AES Corp., Senior Notes	2.450%	1/15/31	540,000		457,111
Total Utilities					4,972,621
Total Corporate Bonds & Notes (Cost — $516,609,455)					453,099,114

See Notes to Financial Statements.

30	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Senior Loans — 25.1%
Communication Services — 1.2%
Entertainment — 0.4%
Allen Media LLC, Term Loan B (3 mo. Term SOFR + 5.650%)	7.704%	2/10/27	3,689,891	$3,262,325	(d)(h)(i)
AMC Entertainment Holdings Inc., Term Loan B1 (1 mo. USD LIBOR + 3.000%)	4.872%	4/22/26	1,451,250	1,263,197	(d)(h)(i)
Cinemark USA Inc., Additional Term Loan	4.010-4.560%	3/31/25	244,872	233,919	(d)(h)(i)
Total Entertainment				4,759,441
Media — 0.8%
AppLovin Corp., Amendment No. 6 New Term Loan (3 mo. USD LIBOR + 3.000%)	5.250%	10/25/28	1,885,275	1,837,361	(d)(h)(i)
CB Poly US Holdings Inc., Initial Term Loan (3 mo. Term SOFR + 5.500%)	7.554%	5/18/29	2,720,000	2,574,657	(d)(h)(i)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	4.499%	1/31/28	1,588,574	1,552,497	(d)(h)(i)
Virgin Media Bristol LLC, Term Loan Facility Q (1 mo. USD LIBOR + 3.250%)	5.249%	1/31/29	2,940,000	2,907,454	(d)(h)(i)
Total Media				8,871,969
Total Communication Services				13,631,410
Consumer Discretionary — 5.4%
Auto Components — 0.6%
American Axle & Manufacturing Inc., Term Loan B (1 mo. USD LIBOR + 2.250%)	4.510-5.040%	4/6/24	366,234	356,010	(d)(h)(i)
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	5.622%	4/30/26	4,649,375	4,490,390	(d)(h)(i)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	31

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Auto Components — continued
First Brands Group LLC, 2021 First Lien Term Loan (3 mo. Term SOFR + 5.000%)	8.368%	3/30/27	1,392,375	$1,330,762	(d)(h)(i)
First Brands Group LLC, 2021 Second Lien Term Loan (3 mo. USD LIBOR + 8.500%)	11.871%	3/30/28	830,000	793,688	(d)(h)(i)
Total Auto Components				6,970,850
Diversified Consumer Services — 0.6%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan B1 (1 mo. Term SOFR + 3.500%)	5.827%	12/21/28	2,100,043	2,030,479	(d)(h)(i)
Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 4.000%)	6.162%	8/12/28	2,350,931	2,310,284	(d)(h)(i)
Lakeshore Learning Materials, Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.287%	9/29/28	2,656,650	2,560,346	(d)(h)(i)
TruGreen LP, Second Lien Term Loan (3 mo. USD LIBOR + 8.500%)	10.725%	11/2/28	320,000	304,000	(d)(g)(h)(i)
Total Diversified Consumer Services				7,205,109
Hotels, Restaurants & Leisure — 1.5%
Alterra Mountain Co., 2028 Term Loan B (1 mo. USD LIBOR + 3.500%)	5.872%	8/17/28	3,811,665	3,690,950	(d)(h)(i)
Caesars Resort Collection LLC, Term Loan B1 (1 mo. USD LIBOR + 3.500%)	5.872%	7/21/25	581,361	571,301	(d)(h)(i)
Carnival Corp., 2021 Incremental Advance Term Loan B (6 mo. USD LIBOR + 3.250%)	6.127%	10/18/28	2,855,176	2,658,283	(d)(h)(i)
Carnival Corp., New Term Loan B (3 mo. USD LIBOR + 3.000%)	5.877%	6/30/25	2,245,712	2,149,876	(d)(h)(i)
ClubCorp. Holdings Inc., First Lien Term Loan B (3 mo. USD LIBOR + 2.750%)	5.000%	9/18/24	3,396,512	3,137,137	(d)(h)(i)
Equinox Holdings Inc., Term Loan B2 (3 mo. USD LIBOR + 9.000%)	11.250%	3/8/24	392,000	348,390	(d)(h)(i)

See Notes to Financial Statements.

32	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Hornblower Sub LLC, Term Loan (3 mo. USD LIBOR + 4.500% Cash and 0.500% PIK)	7.377%	4/27/25	2,978,654	$2,085,057	(b)(d)(h)(i)
Pacific Bells LLC, Initial Term Loan (3 mo. Term SOFR + 4.500%)	6.816%	11/10/28	1,442,825	1,381,505	(d)(h)(i)
Station Casinos LLC, Term Loan Facility B1 (1 mo. Term LIBOR + 2.250%)	4.630%	2/8/27	1,964,343	1,916,472	(d)(h)(i)
Total Hotels, Restaurants & Leisure				17,938,971
Internet & Direct Marketing Retail — 0.1%
CNT Holdings I Corp., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.372%	11/8/27	1,165,250	1,132,565	(d)(h)(i)
Leisure Products — 0.5%
19th Holdings Golf LLC, Initial Term Loan (1 mo. Term SOFR + 3.250%)	5.078%	2/7/29	3,900,000	3,641,625	(d)(g)(h)(i)
Hayward Industries Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.872%	5/30/28	1,706,830	1,637,276	(d)(h)(i)
Total Leisure Products				5,278,901
Specialty Retail — 1.9%
Academy Ltd., Refinancing Term Loan (1 mo. USD LIBOR + 3.750%)	6.123%	11/5/27	2,895,844	2,801,729	(d)(h)(i)
Empire Today LLC, Closing Date Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 5.000%)	5.750%	4/3/28	3,168,000	2,483,490	(d)(h)(i)
Great Outdoors Group LLC, Term Loan B2 (1 mo. USD LIBOR + 3.750%)	6.122%	3/6/28	4,083,776	3,748,151	(d)(h)(i)
Leslie’s Poolmart Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.872%	3/9/28	3,382,074	3,294,512	(d)(h)(i)
Lids Holdings Inc., Initial Term Loan (1 mo. Term SOFR + 5.500%)	7.326%	12/14/26	4,134,375	4,031,016	(d)(f)(g)(h)(i)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	33

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
LS Group OpCo Acquisition LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	11/2/27	551,600	$533,673	(d)(g)(h)(i)
Mavis Tire Express Services Topco Corp., First Lien Initial Term Loan (1 mo. Term SOFR + 4.000%)	6.250%	5/4/28	2,839,978	2,726,890	(d)(h)(i)
PECF USS Intermediate Holding III Corp., Initial Term Loan (1 mo. USD LIBOR + 4.250%)	6.622%	12/15/28	2,338,250	2,146,560	(d)(h)(i)
RVR Dealership Holdings LLC, 2022 Term Loan (3 mo. Term SOFR + 3.900%)	5.168%	2/8/28	1,306	1,114	(d)(h)(i)
Total Specialty Retail				21,767,135
Textiles, Apparel & Luxury Goods — 0.2%
Fanatics Commerce Intermediate Holdco LLC, Initial Term Loan (3 mo. USD LIBOR + 3.250%)	6.056%	11/24/28	2,895,450	2,812,206	(d)(h)(i)
Total Consumer Discretionary				63,105,737
Consumer Staples — 1.1%
Beverages — 0.4%
City Brewing Co. LLC, First Lien Closing Date Term Loan (1 mo. USD LIBOR + 3.500%)	5.298%	4/5/28	1,508,600	1,320,025	(d)(h)(i)
Naked Juice LLC, Initial Term Loan	5.404-5.677%	1/24/29	181,357	173,763	(d)(h)(i)
Triton Water Holdings Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.500%)	5.750%	3/31/28	3,494,702	3,113,570	(d)(h)(i)
Total Beverages				4,607,358

See Notes to Financial Statements.

34	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Food & Staples Retailing — 0.1%
Froneri Lux Finco Sarl, Term Loan Facility B1 (3 mo. EURIBOR + 2.375%)	3.006%	1/29/27	470,000	EUR	$445,777	(d)(h)(i)
Froneri U.S. Inc., Term Loan Facility B2 (1 mo. USD LIBOR + 2.250%)	4.622%	1/29/27	1,205,400		1,159,920	(d)(h)(i)
Total Food & Staples Retailing					1,605,697
Food Products — 0.4%
8th Avenue Food & Provisions Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.750%)	10.122%	10/1/26	260,000		217,670	(d)(h)(i)
Del Monte Foods Inc., Initial Term Loan (1 mo. Term SOFR + 4.350%)	6.451%	5/16/29	3,580,000		3,454,700	(d)(g)(h)(i)
Sovos Brands Intermediate, Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.500%)	5.872%	6/8/28	870,414		835,597	(d)(h)(i)
Total Food Products					4,507,967
Household Products — 0.2%
Knight Health Holdings LLC, Term Loan B (1 mo. USD LIBOR + 5.250%)	7.622%	12/23/28	2,596,950		2,014,259	(d)(h)(i)
Total Consumer Staples					12,735,281
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Pilot Travel Centers LLC, Initial Term Loan B (1 mo. Term SOFR + 2.100%)	4.427%	8/4/28	1,420,003		1,395,863	(d)(h)(i)
Financials — 3.8%
Banks — 0.2%
Mercury Borrower Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.500%)	5.813%	8/2/28	2,354,100		2,254,051	(d)(g)(h)(i)
Capital Markets — 0.7%
Cardinal Parent Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	6.759%	11/12/27	982,069		931,738	(d)(h)(i)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	35

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Focus Financial Partners LLC, First Lien Term Loan B4 (1 mo. USD LIBOR + 2.500%)	4.872%	6/30/28	2,169,119	$2,122,005	(d)(h)(i)
Focus Financial Partners LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	4.372%	7/3/24	2,397,748	2,355,788	(d)(h)(i)
Jump Financial LLC, Term Loan (3 mo. Term SOFR + 4.500%)	6.816%	8/7/28	2,806,499	2,673,190	(d)(g)(h)(i)
Total Capital Markets				8,082,721
Diversified Financial Services — 1.9%
Citadel Securities LP, 2021 Term Loan (1 mo. Term SOFR + 2.614%)	4.941%	2/2/28	163,472	160,877	(d)(h)(i)
CTC Holdings LP, Term Loan (3 mo. Term SOFR + 5.150%)	6.418%	2/20/29	2,453,850	2,355,696	(d)(g)(h)(i)
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (1 mo. USD LIBOR + 6.750%)	9.122%	4/7/28	1,180,000	1,157,875	(d)(h)(i)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (1 mo. Term SOFR + 3.750%)	6.077%	4/9/27	372,400	362,159	(d)(h)(i)
Greystone Select Holdings LLC, Term Loan B (3 mo. USD LIBOR + 5.000%)	7.738%	6/16/28	2,304,000	2,234,880	(d)(h)(i)
Hudson River Trading LLC, Term Loan (1 mo. Term SOFR + 3.114%)	5.441%	3/20/28	3,617,956	3,452,561	(d)(h)(i)
Jane Street Group LLC, Dollar Term Loan (1 mo. USD LIBOR + 2.750%)	5.122%	1/26/28	4,436,039	4,357,499	(d)(h)(i)
Resolute Investment Managers Inc., First Lien Term Loan C (3 mo. USD LIBOR + 4.250%)	6.500%	4/30/24	1,249,443	1,149,488	(d)(g)(h)(i)
TKC Holdings Inc., Term Loan (3 mo. USD LIBOR + 5.500%)	7.000%	5/15/28	2,414,854	2,221,666	(d)(g)(h)(i)

See Notes to Financial Statements.

36	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
UFC Holdings LLC, Term Loan B3 (3 mo. USD LIBOR + 2.750%)	5.520%	4/29/26	3,033,023	$2,942,653	(d)(h)(i)
VFH Parent LLC, Initial Term Loan (1 mo. Term SOFR + 3.000%)	5.201%	1/13/29	1,340,000	1,295,887	(d)(h)(i)
Total Diversified Financial Services				21,691,241
Insurance — 0.7%
Acrisure LLC, 2020 Term Loan B (1 mo. USD LIBOR + 3.500%)	5.872%	2/15/27	518,075	494,207	(d)(h)(i)
Acrisure LLC, 2021-2 Additional Term Loan (1 mo. USD LIBOR + 4.250%)	6.622%	2/15/27	1,651,700	1,602,149	(d)(h)(i)
Asurion LLC, New Term Loan B4 (1 mo. USD LIBOR + 5.250%)	7.622%	1/20/29	3,890,000	3,354,153	(d)(h)(i)
Asurion LLC, New Term Loan B9 (1 mo. USD LIBOR + 3.250%)	5.622%	7/31/27	1,580,000	1,490,730	(d)(h)(i)
Ryan Specialty Group, LLC, Term Loan B1 (1 mo. Term SOFR + 3.000%)	5.427%	9/1/27	304,902	297,533	(d)(h)(i)
Sedgwick Claims Management Services Inc., Term Loan (1 mo. USD LIBOR + 3.250%)	5.622%	12/31/25	1,157,028	1,124,307	(d)(h)(i)
Total Insurance				8,363,079
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Apollo Commercial Real Estate Finance Inc., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	5.122%	5/15/26	3,367,919	3,157,424	(d)(g)(h)(i)
Apollo Commercial Real Estate Finance Inc., Term Loan B1 (1 mo. USD LIBOR + 3.500%)	5.759%	3/11/28	1,106,000	1,031,345	(d)(g)(h)(i)
Total Mortgage Real Estate Investment Trusts (REITs)				4,188,769
Total Financials				44,579,861

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	37

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 4.0%
Health Care Equipment & Supplies — 0.4%
Radiology Partners Inc., Replacement Term Loan B (1 mo. USD LIBOR + 4.250%)	6.509%	7/9/25	5,000,000	$4,597,325	(d)(h)(i)
Health Care Providers & Services — 2.4%
Eyecare Partners LLC, Amendment No. 1 Term Loan (3 mo. USD LIBOR + 3.750%)	6.000%	11/15/28	1,875,300	1,751,840	(d)(h)(i)
EyeCare Partners LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	6.000%	2/18/27	1,096,491	1,023,575	(d)(h)(i)
EyeCare Partners LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 6.750%)	9.000%	11/15/29	1,740,000	1,631,250	(d)(h)(i)
Global Medical Response Inc., 2020 Term Loan (1 mo. USD LIBOR + 4.250%)	6.623%	10/2/25	1,500,112	1,437,767	(d)(h)(i)
Grifols Worldwide Operations USA Inc., Dollar Term Loan B (1 mo. USD LIBOR + 2.000%)	4.372%	11/15/27	1,189,664	1,140,674	(d)(h)(i)
One Call Corp., First Lien Term Loan B (3 mo. USD LIBOR + 5.500%)	8.313%	4/22/27	3,811,500	3,068,257	(d)(h)(i)
Option Care Health Inc., Term Loan B (1 mo. USD LIBOR + 2.750%)	5.122%	10/27/28	2,852,957	2,800,362	(d)(h)(i)
PDS Holdco Inc., Delayed Draw Term Loan (3 mo. USD LIBOR + 4.500%)	7.282%	8/18/28	458,229	421,571	(d)(h)(i)
PDS Holdco Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	5.281%	8/18/28	4,467,550	4,110,146	(d)(h)(i)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	5.622%	3/5/26	1,534,836	1,478,960	(d)(h)(i)
Phoenix Newco Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.622%	11/15/28	1,845,375	1,802,415	(d)(h)(i)

See Notes to Financial Statements.

38	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	7.375%	6/26/26	3,620,545	$2,628,135	(d)(h)(i)
WP CityMD Bidco LLC, Second Amendment Refinancing Term Loan (3 mo. USD LIBOR + 3.250%)	5.500%	12/22/28	4,283,634	4,132,957	(d)(h)(i)
Total Health Care Providers & Services				27,427,909
Health Care Technology — 0.4%
AthenaHealth Group Inc., Initial Delayed Draw Term Loan	—	2/15/29	57,971	55,423	(j)
AthenaHealth Group Inc., Initial Term Loan (1 mo. Term SOFR + 3.500%)	5.653%	2/15/29	342,029	326,993	(d)(h)(i)
Virgin Pulse Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.000%)	6.372%	4/6/28	4,219,219	3,695,340	(d)(h)(i)
Virgin Pulse Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 7.250%)	8.916%	4/6/29	1,270,000	1,076,325	(d)(h)(i)
Total Health Care Technology				5,154,081
Life Sciences Tools & Services — 0.1%
Precision Medicine Group LLC, Initial Delayed Draw Term Loan	—	11/18/27	51,692	49,237	(g)(j)
Precision Medicine Group LLC, Initial Term Loan (3 mo. USD LIBOR + 3.000%)	5.250%	11/18/27	1,130,887	1,077,194	(d)(g)(h)(i)
Total Life Sciences Tools & Services				1,126,431
Pharmaceuticals — 0.7%
Gainwell Acquisition Corp., Term Loan B (1 mo. USD LIBOR + 4.000%)	6.250%	10/1/27	5,151,575	5,012,044	(d)(h)(i)
Jazz Financing Lux Sarl, Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	5.872%	5/5/28	2,841,300	2,782,116	(d)(h)(i)
Total Pharmaceuticals				7,794,160
Total Health Care				46,099,906

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	39

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 5.2%
Aerospace & Defense — 0.9%
Vertex Aerospace Services Corp., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	6.372%	12/6/28	7,411,425	$7,219,988	(d)(h)(i)
WP CPP Holdings LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	4.990%	4/30/25	1,685,140	1,482,923	(d)(h)(i)
WP CPP Holdings LLC, Second Lien Second Amendment Term Loan (3 mo. USD LIBOR + 7.750%)	10.560%	4/30/26	1,460,000	1,217,275	(d)(h)(i)
Total Aerospace & Defense				9,920,186
Air Freight & Logistics — 0.3%
WWEX Uni Topco Holdings LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.000%)	6.250%	7/26/28	3,164,100	2,943,736	(d)(h)(i)
Airlines — 0.6%
Air Canada, Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.500%)	4.250%	8/11/28	2,430,000	2,347,550	(d)(h)(i)
Delta Air Lines Inc., Initial Term Loan (3 mo. USD LIBOR + 3.750%)	6.460%	10/20/27	1,210,000	1,225,428	(d)(h)(i)
Mileage Plus Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 5.250%)	7.313%	6/21/27	1,210,000	1,222,100	(d)(h)(i)
United Airlines Inc., Term
Loan B (3 mo. USD LIBOR + 3.750%)	6.533%	4/21/28	2,564,975	2,479,369	(d)(h)(i)
Total Airlines				7,274,447
Building Products — 0.5%
CP Atlas Buyer Inc., Term Loan B (1 mo. USD LIBOR + 3.750%)	6.122%	11/23/27	241,880	213,541	(d)(h)(i)

See Notes to Financial Statements.

40	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — continued
Hunter Douglas Holding BV, Term Loan B1 (3 mo. Term SOFR + 3.500%)	4.842%	2/26/29	3,790,000	$3,395,840	(d)(h)(i)
Quikrete Holdings Inc., Fourth Amendment Term Loan B1 (1 mo. USD LIBOR + 3.000%)	5.372%	6/9/28	2,743,125	2,616,639	(d)(h)(i)
Total Building Products				6,226,020
Commercial Services & Supplies — 2.0%
Amentum Government Services Holdings LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	6.122%	1/29/27	2,008,457	1,953,234	(d)(h)(i)
Amentum Government Services Holdings LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 8.750%)	11.000%	1/31/28	1,730,000	1,652,150	(d)(g)(h)(i)
Garda World Security Corp., Fourth Additional Term Loan (1 mo. Term SOFR + 4.250%)	6.430%	2/1/29	2,440,000	2,321,050	(d)(h)(i)
LRS Holdings LLC, Term Loan B (1 mo. USD LIBOR + 4.250%)	6.622%	8/31/28	3,104,400	2,987,985	(d)(g)(h)(i)
LTR Intermediate Holdings Inc., Initial Term Loan (3 mo. USD LIBOR + 4.500%)	6.750%	5/5/28	3,078,900	2,794,102	(d)(h)(i)
Madison IAQ LLC, Initial Term Loan (3 mo. USD LIBOR + 3.250%)	4.524%	6/21/28	1,108,800	1,057,718	(d)(h)(i)
Mister Car Wash Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.000%)	5.372%	5/14/26	3,697,602	3,609,211	(d)(h)(i)
Monitronics International Inc., Term Loan (3 mo. USD LIBOR + 7.500%)	10.306%	3/29/24	2,129,489	1,422,946	(d)(h)(i)
Thermostat Purchaser III Inc., Delayed Draw Term Loan (1 mo. USD LIBOR + 4.500%)	6.873%	8/31/28	181,579	169,549	(d)(g)(h)(i)(j)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	41

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Thermostat Purchaser III Inc., Initial Term Loan (3 mo. USD LIBOR + 4.500%)	6.075%	8/31/28	1,043,179	$974,068	(d)(g)(h)(i)
Verscend Holding Corp., New Term Loan B (1 mo. USD LIBOR + 4.000%)	6.372%	8/27/25	4,933,083	4,815,947	(d)(h)(i)
Total Commercial Services & Supplies				23,757,960
Construction & Engineering — 0.6%
Brown Group Holding LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.872%	6/7/28	4,071,505	3,929,002	(d)(h)(i)
Tutor Perini Corp., Term Loan (the greater of 12 mo. USD LIBOR or 1.000% + 4.750%)	5.750%	8/18/27	3,149,166	2,987,772	(d)(g)(h)(i)
Total Construction & Engineering				6,916,774
Machinery — 0.3%
SPX Flow Inc., Term Loan (1 mo. Term SOFR + 4.600%)	6.927%	4/5/29	3,650,000	3,462,956	(d)(h)(i)
Total Industrials				60,502,079
Information Technology — 3.9%
Communications Equipment — 0.5%
CommScope Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.622%	4/6/26	4,927,374	4,650,209	(d)(g)(h)(i)
Global Tel Link Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.250%)	7.056%	11/29/25	745,811	693,272	(d)(h)(i)
Total Communications Equipment				5,343,481
IT Services — 1.5%
Amentum Government Services Holdings LLC, Term Loan 3	4.777-5.597%	2/15/29	5,190,000	5,052,128	(d)(h)(i)
Redstone Holdco 2 LP, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	7.533%	4/27/28	3,721,875	3,172,899	(d)(h)(i)
Redstone Holdco 2 LP, Second Lien Initial Term Loan (3 mo. USD LIBOR + 7.750%)	10.519%	4/27/29	3,680,000	3,109,618	(d)(h)(i)
UST Global Inc., Initial Term Loan (1 mo. USD LIBOR + 3.750%)	6.009%	11/20/28	3,940,200	3,771,106	(d)(h)(i)

See Notes to Financial Statements.

42	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — continued
VT Topco Inc., 2021 First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.750%)	5.973%	8/1/25	101,688	$97,367	(d)(g)(h)(i)(j)
VT Topco Inc., 2021 First Lien Term Loan (1 mo. USD LIBOR + 3.750%)	6.123%	8/1/25	1,523,632	1,443,641	(d)(h)(i)
VT Topco Inc., 2021 Second Lien Term Loan (1 mo. USD LIBOR + 6.750%)	9.123%	7/31/26	1,340,000	1,252,900	(d)(g)(h)(i)
Total IT Services				17,899,659
Software — 1.9%
Castle US Holding Corp., Initial Dollar Term Loan (1 mo. USD LIBOR + 3.750%)	6.122%	1/29/27	520,062	455,653	(d)(h)(i)
Cloudera Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.000%)	8.372%	10/8/29	1,610,000	1,473,150	(d)(h)(i)
Cloudera Inc., Term Loan (1 mo. USD LIBOR + 3.750%)	6.122%	10/8/28	3,221,925	3,058,815	(d)(h)(i)
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	6.372%	10/16/26	4,403,716	4,275,546	(d)(h)(i)
DCert Buyer Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 7.000%)	9.372%	2/19/29	1,580,000	1,494,419	(d)(h)(i)
Magenta Buyer LLC, First Lien Initial Term Loan (1 mo. Term SOFR + 4.750%)	7.050%	7/27/28	3,176,000	3,027,983	(d)(h)(i)
Magenta Buyer LLC, Second Lien Initial Term Loan (1 mo. Term SOFR + 8.250%)	10.550%	7/27/29	3,620,000	3,441,263	(d)(h)(i)
Particle Investments Sarl, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 5.250%)	5.750%	2/18/27	572,283	555,114	(d)(g)(h)(i)
Peraton Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	6.122%	2/1/28	1,754,999	1,710,035	(d)(h)(i)
Peraton Corp., Second Lien Term Loan B1 (1 mo. USD LIBOR + 7.750%)	9.714%	2/1/29	1,077,597	1,012,273	(d)(h)(i)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	43

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
Seattle SpinCo Inc., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	5.122%	6/21/24	179,940	$167,794	(d)(g)(h)(i)
Surf Holdings Sarl, Senior Secured First Lien Dollar Term Loan (3 mo. USD LIBOR + 3.500%)	5.165%	3/5/27	637,006	619,090	(d)(h)(i)
Symplr Software Inc., First Lien Term Loan (3 mo. Term SOFR + 4.500%)	6.554%	12/22/27	760,375	727,299	(d)(h)(i)
Total Software				22,018,434
Total Information Technology				45,261,574
Materials — 0.4%
Chemicals — 0.3%
Hexion Holdings Corp., First Lien Initial Term Loan (3 mo. Term SOFR + 4.650%)	5.924%	3/15/29	3,060,000	2,739,343	(d)(h)(i)
Meridian Adhesives Group Inc., Initial Term Loan (1 mo. USD LIBOR + 4.000%)	6.214%	7/24/28	1,034,800	989,527	(d)(h)(i)
Total Chemicals				3,728,870
Metals & Mining — 0.1%
Arctic Canadian Diamond Co. Ltd., Second Lien Term Loan (5.000% Cash and 12.500% PIK)	17.500%	12/31/27	1,405,861	1,213,277	(b)(d)(f)(g)(h)(i)
Total Materials				4,942,147
Total Senior Loans (Cost — $310,240,057)				292,253,858
Collateralized Mortgage Obligations (k) — 14.3%
Alternative Loan Trust, 2005- IM1 A1 (1 mo. USD LIBOR + 0.600%)	2.859%	1/25/36	108,168	100,526	(d)
Alternative Loan Trust, 2006-18CB A6 (-4.000 x 1 mo. USD LIBOR + 28.600%)	19.564%	7/25/36	242,753	290,934	(d)
Arbor Multifamily Mortgage Securities Trust, 2021-MF2 C	2.809%	6/15/54	2,680,000	2,133,002	(a)(d)
BAMLL Re-REMIC Trust, 2016-GG10 AJA	5.840%	8/10/45	992,484	327,520	(a)(d)
Banc of America Funding Corp., 2015-R3 1A2	2.004%	3/27/36	3,190,131	2,862,012	(a)(d)

See Notes to Financial Statements.

44	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Banc of America Mortgage Trust, 2005-C 2A1	2.954%	4/25/35	10,714	$10,400	(d)
BCAP LLC Trust, 2011-RR2 1A4	2.984%	7/26/36	2,569,217	1,331,445	(a)(d)
Benchmark Mortgage Trust, 2019-B11 XA, IO	1.040%	5/15/52	18,649,027	943,154	(d)
BIG Commercial Mortgage Trust, 2022-BIG F (1 mo. Term SOFR + 5.436%)	7.394%	2/15/39	2,900,000	2,776,441	(a)(d)
BRAVO Residential Funding Trust, 2022-R1 A	3.125%	1/29/70	2,825,674	2,582,650	(a)
BX Commercial Mortgage Trust, 2020-VIVA E	3.549%	3/11/44	3,335,000	2,675,913	(a)(d)
BX Commercial Mortgage Trust, 2019-IMC F (1 mo. USD LIBOR + 2.900%)	4.899%	4/15/34	1,950,000	1,810,157	(a)(d)
BX Commercial Mortgage Trust, 2020-VIVA D	3.549%	3/11/44	1,280,000	1,063,880	(a)(d)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	6.207%	2/15/39	2,997,578	2,765,982	(a)(d)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	7.487%	5/15/37	1,700,000	1,600,059	(a)(d)
BX Trust, 2019-MMP A (1 mo. USD LIBOR + 1.000%)	2.999%	8/15/36	3,552,224	3,501,558	(a)(d)
BX Trust, 2021-LBA DJV (1 mo. USD LIBOR + 1.600%)	3.600%	2/15/36	2,390,000	2,225,382	(a)(d)
BX Trust, 2021-SDMF F (1 mo. USD LIBOR + 1.937%)	3.936%	9/15/34	710,000	662,311	(a)(d)
BXMT Ltd., 2020-FL2 A (1 mo. Term SOFR + 1.014%)	2.973%	2/15/38	600,000	590,686	(a)(d)
CFK Trust, 2020-MF2 E	3.458%	3/15/39	2,030,000	1,751,878	(a)(d)
CGDB Commercial Mortgage Trust, 2019-MOB A (1 mo. USD LIBOR + 0.950%)	2.949%	11/15/36	1,200,000	1,174,080	(a)(d)
Citigroup Commercial Mortgage Trust, 2017-P8 XA, IO	0.880%	9/15/50	21,540,313	766,010	(d)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	1,840,000	1,343,871	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	45

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
CSMC Trust, 2006-1 1A2 (-5.500 x 1 mo. USD LIBOR + 30.525%)	18.101%	2/25/36	196,284	$216,699	(d)
CSMC Trust, 2014-USA E	4.373%	9/15/37	400,000	318,531	(a)
CSMC Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.350%)	9.349%	7/15/32	2,900,000	2,416,334	(a)(d)
CSMC Trust, 2019-RIO B (1 mo. USD LIBOR + 7.000%)	8.999%	12/15/22	2,953,244	2,901,266	(a)(d)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	1,190,000	1,079,946	(a)
CSWF, 2018-TOP F (1 mo. USD LIBOR + 2.750%)	4.749%	8/15/35	1,399,009	1,384,484	(a)(d)
Eagle RE Ltd., 2020-1 M1C (1 mo. USD LIBOR + 1.800%)	4.059%	1/25/30	1,310,000	1,256,491	(a)(d)
Extended Stay America Trust, 2021-ESH E (1 mo. USD LIBOR + 2.850%)	4.850%	7/15/38	1,669,724	1,603,861	(a)(d)
Extended Stay America Trust, 2021-ESH F (1 mo. USD LIBOR + 3.700%)	5.700%	7/15/38	2,673,546	2,635,712	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K720 X3, IO	2.126%	8/25/42	1,304,533	13	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	4.559%	1/25/50	2,620,000	2,416,308	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA3 B1 (1 mo. USD LIBOR + 5.100%)	7.359%	6/25/50	1,143,870	1,190,637	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 B1 (30 Day Average SOFR + 3.000%)	4.514%	12/25/50	3,000,000	2,770,196	(a)(d)

See Notes to Financial Statements.

46	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B1 (30 Day Average SOFR + 3.500%)	5.014%	10/25/33	1,340,000	$1,214,491	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	4.564%	1/25/34	680,000	610,120	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-1 M	4.750%	5/25/57	2,470,000	2,370,463	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-3 M	4.750%	10/25/58	1,560,000	1,457,574	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-4 M	4.500%	2/25/59	2,560,000	2,292,519	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-1 M	4.250%	8/25/59	4,080,000	3,682,631	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-2 M	4.250%	11/25/59	3,890,000	3,551,471	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-3 M	4.250%	5/25/60	2,150,000	1,965,477	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	13.009%	3/25/25	572,807	577,793	(d)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	47

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.115%	9/25/47	628,918	$559,991	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 B1 (30 Day Average SOFR + 3.400%)	4.914%	8/25/33	660,000	597,871	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 B1 (1 mo. USD LIBOR + 4.600%)	6.859%	12/25/42	630,000	635,138	(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	7.109%	10/25/29	610,000	643,443	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	6.409%	2/25/30	2,050,000	2,116,944	(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1B1 (1 mo. USD LIBOR + 4.000%)	6.259%	5/25/30	2,440,000	2,512,574	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	5.809%	7/25/30	1,370,000	1,394,906	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1B1 (1 mo. USD LIBOR + 3.750%)	6.009%	10/25/30	1,660,000	1,671,652	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 1M2 (1 mo. USD LIBOR + 2.000%)	4.259%	3/25/31	780,120	779,924	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-R07 1B1 (1 mo. USD LIBOR + 4.350%)	6.609%	4/25/31	1,060,000	1,076,914	(a)(d)

See Notes to Financial Statements.

48	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal National Mortgage Association (FNMA) — CAS, 2018-R07 1M2 (1 mo. USD LIBOR + 2.400%)	4.659%	4/25/31	485,098	$484,659	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (1 mo. USD LIBOR + 4.100%)	6.359%	7/25/39	581,558	580,214	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	5.659%	10/25/39	2,700,000	2,598,696	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	4.614%	10/25/41	1,130,000	1,018,052	(a)(d)
Government National Mortgage Association (GNMA), 2011-127 IO, IO	0.060%	3/16/47	639,433	917	(d)
Government National Mortgage Association (GNMA), 2012-55 IO, IO	0.000%	4/16/52	977,324	10	(d)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 4.250%)	6.249%	9/15/31	1,147,548	442,782	(a)(d)
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. USD LIBOR + 4.450%)	6.449%	11/15/32	2,030,000	1,901,713	(a)(d)
GS Mortgage Securities Corp. Trust, 2020-DUNE F (1 mo. USD LIBOR + 3.250%)	5.249%	12/15/36	3,740,000	3,537,381	(a)(d)
GS Mortgage Securities Corp. Trust, 2021-ROSS C (1 mo. USD LIBOR + 2.000%)	4.000%	5/15/26	1,300,000	1,227,355	(a)(d)
GS Mortgage Securities Corp. Trust, 2021-ROSS D (1 mo. USD LIBOR + 2.500%)	4.500%	5/15/26	1,300,000	1,213,227	(a)(d)
GS Mortgage-Backed Securities Corp. Trust, 2021- RPL1 A2	2.000%	12/25/60	2,520,000	2,257,638	(a)(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	625,352	585,383	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	49

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1 (1 mo. USD LIBOR + 0.400%)	2.659%	4/25/36	1,586,983	$1,320,645	(a)(d)
HarborView Mortgage Loan Trust, 2005-9 2A1C (1 mo. USD LIBOR + 0.900%)	3.026%	6/20/35	1,930,462	1,800,721	(d)
IMPAC CMB Trust, 2005-5 A1 (1 mo. USD LIBOR + 0.320%)	2.899%	8/25/35	58,668	55,148	(d)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.540%)	2.799%	11/25/36	1,172,340	891,855	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.508%)	10.507%	6/15/35	2,750,000	2,065	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-WPT FFL (1 mo. USD LIBOR + 3.150%)	4.948%	7/5/33	2,640,000	2,529,662	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BKWD E (1 mo. USD LIBOR + 2.600%)	4.599%	9/15/29	2,340,000	2,220,993	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-HTL5 F (1 mo. USD LIBOR + 4.265%)	6.265%	11/15/38	2,880,000	2,682,141	(a)(d)
KIND Trust, 2021-KIND D (1 mo. USD LIBOR + 2.300%)	4.299%	8/15/38	2,720,000	2,553,661	(a)(d)
Legacy Mortgage Asset Trust, 2021-GS2 A2, Step bond (3.500% to 4/25/24, 6.500% to 4/25/25 then 7.500%)	3.500%	4/25/61	2,580,000	2,396,283	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	19,034	15,336	(a)
Med Trust, 2021-MDLN E (1 mo. USD LIBOR + 3.150%)	5.150%	11/15/38	2,040,000	1,920,099	(a)(d)
MHC Trust, 2021-MHC2 E (1 mo. USD LIBOR + 1.950%)	3.949%	5/15/23	2,600,000	2,450,939	(a)(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	10,802	5,347	(a)(d)

See Notes to Financial Statements.

50	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	54,984	$27,217	(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	20,172	19,879	(d)
Morgan Stanley Capital I Trust, 2021-L7 XA, IO	1.104%	10/15/54	8,990,965	600,776	(d)
Morgan Stanley Mortgage Loan Trust, 2005-2AR B1 (1 mo. USD LIBOR + 0.500%)	2.759%	4/25/35	992,257	735,510	(d)
Multifamily CAS Trust, 2019-01 M10 (1 mo. USD LIBOR + 3.250%)	5.509%	10/15/49	2,127,209	1,995,912	(a)(d)
Multifamily CAS Trust, 2020-1 M10 (1 mo. USD LIBOR + 3.750%)	6.009%	3/25/50	1,790,000	1,663,333	(a)(d)
Multifamily Trust, 2016-1 B	11.197%	4/25/46	420,151	428,149	(a)(d)
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.398%	8/15/36	1,750,000	1,578,580	(a)(d)
Natixis Commercial Mortgage Securities Trust, 2019-FAME E	4.398%	8/15/36	660,000	564,183	(a)(d)
NCMF Trust, 2022-MFP G (1 mo. Term SOFR + 5.128%)	7.087%	3/15/39	750,000	720,090	(a)(d)
New Residential Mortgage Loan Trust, 2017-5A B5	3.093%	6/25/57	984,639	915,228	(a)(d)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. USD LIBOR + 5.250%)	7.509%	5/25/55	2,700,000	2,679,151	(a)(d)
Nomura Resecuritization Trust, 2015-4R 2A2 (1 mo. USD LIBOR + 0.306%)	1.904%	10/26/36	1,776,111	1,536,761	(a)(d)
Nomura Resecuritization Trust, 2015-8R 4A4	1.856%	11/25/47	1,550,832	1,354,802	(a)(d)
Radnor RE Ltd., 2020-1 M1C (1 mo. USD LIBOR + 1.750%)	4.009%	1/25/30	2,580,000	2,426,448	(a)(d)
Radnor RE Ltd., 2021-1 M1C (30 Day Average SOFR + 2.700%)	4.214%	12/27/33	2,710,000	2,521,095	(a)(d)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	51

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Seasoned Credit Risk Transfer Trust Series, 2016-1 M2	3.750%	9/25/55	2,093,252	$1,896,912	(a)(d)
Seasoned Credit Risk Transfer Trust Series, 2018-2 BX	3.123%	11/25/57	3,786,948	1,509,347	(a)(d)
Seasoned Credit Risk Transfer Trust Series, 2021-1 M	4.250%	9/25/60	2,560,000	2,341,569	(a)
SFO Commercial Mortgage Trust, 2021-555 D (1 mo. USD LIBOR + 2.400%)	4.399%	5/15/38	1,570,000	1,478,220	(a)(d)
Soho Trust, 2021-SOHO C	2.697%	8/10/38	6,190,000	5,009,467	(a)(d)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.400%)	6.400%	11/15/27	1,450,000	15	(a)(d)
Structured Asset Mortgage Investments II Trust, 2006- AR5 2A1 (1 mo. USD LIBOR + 0.420%)	2.679%	5/25/46	122,085	81,039	(d)
Structured Asset Securities Corp., 2005-RF2 A (1 mo. USD LIBOR + 0.350%)	2.609%	4/25/35	1,542,382	1,442,657	(a)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.480%)	5.272%	11/11/34	2,276,326	2,080,095	(a)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 4.252%)	6.044%	11/11/34	1,126,012	1,025,609	(a)(d)
Towd Point Mortgage Trust, 2015-1 B1	3.258%	10/25/53	1,230,000	1,142,511	(a)(d)
Towd Point Mortgage Trust, 2015-2 1B3	3.341%	11/25/60	2,540,000	2,302,954	(a)(d)
Towd Point Mortgage Trust, 2019-4 B1B	3.500%	10/25/59	2,570,000	2,144,083	(a)(d)
WAIKIKI BEACH HOTEL TRUST, 2019-WBM D (1 mo. USD LIBOR + 2.030%)	4.029%	12/15/33	1,310,000	1,240,206	(a)(d)

See Notes to Financial Statements.

52	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
WaMu Mortgage Pass- Through Certificates Series Trust, 2005-AR1 A1B (1 mo. USD LIBOR + 0.780%)	3.039%	1/25/45	970,747	$915,849	(d)
WaMu Mortgage Pass- Through Certificates Trust, 2005-AR19 A1A1 (1 mo. USD LIBOR + 0.540%)	2.799%	12/25/45	34,061	32,834	(d)
WaMu Mortgage Pass- Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	1.643%	2/25/46	390,994	354,207	(d)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	42,169	41,185	(a)(d)
Total Collateralized Mortgage Obligations (Cost — $183,309,194)				166,691,020

			Face Amount†/ Units
Asset-Backed Securities — 9.6%
Aegis Asset Backed Securities Trust, 2005-2 M3 (1 mo. USD LIBOR + 0.720%)	2.979%	6/25/35	1,084,774	1,042,428	(d)
Aimco CLO Ltd., 2020-12A DR (3 mo. Term SOFR + 2.900%)	5.381%	1/17/32	1,450,000	1,310,184	(a)(d)
American Money Management Corp. CLO 20 Ltd., 2017-20A E (3 mo. USD LIBOR + 5.810%)	8.550%	4/17/29	800,000	725,188	(a)(d)
Apidos CLO XII, 2013-12A AR (3 mo. USD LIBOR + 1.080%)	3.592%	4/15/31	250,000	245,478	(a)(d)
Apidos CLO XII, 2013-12A ER (3 mo. USD LIBOR + 5.400%)	7.912%	4/15/31	750,000	607,757	(a)(d)
Apidos CLO XXII, 2015-22A DR (3 mo. USD LIBOR + 6.750%)	9.460%	4/20/31	1,000,000	910,513	(a)(d)
Ares XLIV CLO Ltd., 2017-44A CR (3 mo. USD LIBOR + 3.400%)	5.912%	4/15/34	2,750,000	2,670,289	(a)(d)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	53

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Ares XXXIIR CLO Ltd., 2014-32RA C (3 mo. USD LIBOR + 2.900%)	4.311%	5/15/30	1,000,000	$906,308	(a)(d)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A D	3.710%	8/20/27	5,000,000	4,530,375	(a)
Barings CLO Ltd., 2016-2A ER2 (3 mo. USD LIBOR + 6.500%)	9.210%	1/20/32	500,000	447,160	(a)(d)
Barings CLO Ltd., 2020-4A E (3 mo. USD LIBOR + 5.680%)	8.390%	1/20/32	1,500,000	1,318,002	(a)(d)
Battalion CLO XI Ltd., 2017-11A DR (3 mo. USD LIBOR + 3.650%)	6.433%	4/24/34	2,150,000	2,071,677	(a)(d)
Benefit Street Partners CLO IV Ltd., 2014-IVA CRRR (3 mo. USD LIBOR + 3.600%)	6.310%	1/20/32	390,000	359,055	(a)(d)(l)
Blackbird Capital Aircraft, 2021-1A A	2.443%	7/15/46	600,256	520,623	(a)
BlueMountain CLO Ltd., 2016-2A DR (3 mo. USD LIBOR + 7.790%)	9.268%	8/20/32	400,000	341,991	(a)(d)
BlueMountain CLO XXXI Ltd., 2021-31A E (3 mo. USD LIBOR + 6.530%)	9.268%	4/19/34	1,380,000	1,234,148	(a)(d)
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. USD LIBOR + 0.600%)	2.859%	7/25/36	2,640,000	2,422,903	(a)(d)
Bristol Park CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 7.000%)	9.512%	4/15/29	500,000	453,442	(a)(d)
Canyon Capital CLO Ltd., 2021-1A E (3 mo. USD LIBOR + 6.410%)	8.922%	4/15/34	2,370,000	2,055,071	(a)(d)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	6.410%	7/20/31	660,000	591,753	(a)(d)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	8.710%	4/20/29	1,300,000	1,154,753	(a)(d)

See Notes to Financial Statements.

54	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
CIFC Funding Ltd., 2017-3A C (3 mo. USD LIBOR + 3.650%)	6.360%	7/20/30	2,770,000	$2,557,293	(a)(d)
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	8.140%	4/17/30	1,500,000	1,288,270	(a)(d)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	4.186%	8/9/24	950,000	929,828	(a)(d)
Credit Suisse European Mortgage Capital Ltd., 2020-1OTF A (3 mo. USD LIBOR + 2.900%)	3.114%	8/9/24	954,774	933,435	(a)(d)
CWABS Revolving Home Equity Loan Trust, 2004-B 1A (1 mo. USD LIBOR + 0.220%)	2.219%	2/15/29	316,423	312,138	(d)
Dryden 43 Senior Loan Fund, 2016-43A ER3 (3 mo. USD LIBOR + 6.400%)	9.110%	4/20/34	2,610,000	2,236,878	(a)(d)
Dryden 49 Senior Loan Fund, 2017-49A DR (3 mo. USD LIBOR + 3.400%)	6.140%	7/18/30	750,000	696,042	(a)(d)
Dryden 75 CLO Ltd., 2019-75A ER2 (3 mo. USD LIBOR + 6.600%)	9.112%	4/15/34	1,450,000	1,244,082	(a)(d)
Educational Funding Co. LLC, 2006-1A A3 (3 mo. USD LIBOR + 0.350%)	3.133%	4/25/33	2,432,139	1,820,532	(a)(d)
First Franklin Mortgage Loan Trust, 2003-FF4 M1 (1 mo. USD LIBOR + 1.800%)	3.513%	10/25/33	523,116	501,767	(d)
Flatiron CLO Ltd., 2018-1A C (3 mo. USD LIBOR + 1.962%)	4.442%	4/17/31	1,700,000	1,615,381	(a)(d)
Fortress Credit BSL XII Ltd., 2021-4A E (3 mo. USD LIBOR + 7.130%)	9.642%	10/15/34	1,000,000	869,142	(a)(d)
Golub Capital Partners CLO 53B Ltd., 2021-53A E (3 mo. USD LIBOR + 6.700%)	9.410%	7/20/34	1,630,000	1,453,754	(a)(d)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	55

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	7.462%	4/15/31	1,820,000	$1,530,468	(a)(d)
Greywolf CLO IV Ltd., 2019-1A CR (3 mo. USD LIBOR + 3.910%)	6.391%	4/17/34	1,520,000	1,420,012	(a)(d)
Halsey Point CLO I Ltd., 2019-1A E (3 mo. USD LIBOR + 7.700%)	10.410%	1/20/33	350,000	325,188	(a)(d)
Halsey Point CLO I Ltd., 2019-1A F (3 mo. USD LIBOR + 8.200%)	10.910%	1/20/33	290,000	239,906	(a)(d)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	2,867,029	458,524	(a)
Home Equity Asset Trust, 2005-6 M5 (1 mo. USD LIBOR + 0.945%)	3.204%	12/25/35	1,190,000	1,103,559	(d)
Jay Park CLO Ltd., 2016-1A DR (3 mo. USD LIBOR + 5.200%)	7.910%	10/20/27	2,230,000	2,037,343	(a)(d)
KKR CLO 17 Ltd., 17 ER (3 mo. USD LIBOR + 7.390%)	9.902%	4/15/34	2,270,000	2,013,840	(a)(d)
LCM XXII Ltd., 22A DR (3 mo. USD LIBOR + 5.500%)	8.210%	10/20/28	600,000	515,051	(a)(d)
Long Beach Mortgage Loan Trust, 2005-1 M4 (1 mo. USD LIBOR + 1.275%)	3.534%	2/25/35	2,063,462	2,032,294	(d)
Madison Park Funding XXXV Ltd., 2019-35A ER (3 mo. USD LIBOR + 6.100%)	8.810%	4/20/32	1,600,000	1,431,213	(a)(d)
Marathon CLO 14 Ltd., 2019-2A BA (3 mo. USD LIBOR + 3.300%)	6.010%	1/20/33	460,000	456,190	(a)(d)
Marble Point CLO XIV Ltd., 2018-2A D (3 mo. USD LIBOR + 3.530%)	6.240%	1/20/32	1,400,000	1,256,500	(a)(d)
Mastr Asset Backed Securities Trust, 2007-HE2 A1 (1 mo. USD LIBOR + 1.150%)	3.409%	8/25/37	1,854,855	1,708,230	(d)
Mercury Financial Credit Card Master Trust, 2021-1A B	2.330%	3/20/26	2,500,000	2,354,094	(a)

See Notes to Financial Statements.

56	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
MKS CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	5.360%	1/20/31	700,000	$602,357	(a)(d)
Morgan Stanley ABS Capital I Inc. Trust, 2004-NC2 M1 (1 mo. USD LIBOR + 0.825%)	3.084%	12/25/33	1,898,578	1,841,944	(d)
Morgan Stanley ABS Capital I Inc. Trust, 2004-NC4 M1 (1 mo. USD LIBOR + 0.810%)	3.069%	4/25/34	2,077,049	1,994,036	(d)
Mountain View CLO IX Ltd., 2015-9A CR (3 mo. USD LIBOR + 3.120%)	5.632%	7/15/31	1,000,000	842,513	(a)(d)
MVW LLC, 2021-1WA D	3.170%	1/22/41	861,772	781,514	(a)
National Collegiate Student Loan Trust, 2005-1 B (1 mo. USD LIBOR + 0.380%)	2.639%	3/26/35	1,400,000	1,241,886	(d)
National Collegiate Student Loan Trust, 2005-3 B (1 mo. USD LIBOR + 0.500%)	2.759%	7/27/37	3,000,000	2,227,740	(d)
National Collegiate Student Loan Trust, 2007-2 A4 (1 mo. USD LIBOR + 0.290%)	2.549%	1/25/33	694,641	625,126	(d)
Navient Private Education Refi Loan Trust, 2020-GA B	2.500%	9/16/69	960,000	868,736	(a)
Neuberger Berman CLO XVIII Ltd., 2014-18A DR2 (3 mo. USD LIBOR + 5.920%)	8.652%	10/21/30	1,000,000	869,632	(a)(d)
Neuberger Berman Loan Advisers CLO 44 Ltd., 2021-44A E (3 mo. USD LIBOR + 6.000%)	8.740%	10/16/34	1,990,000	1,731,597	(a)(d)
Oaktree CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 3.800%)	6.559%	4/22/30	500,000	434,973	(a)(d)
Ocean Trails CLO V, 2014-5A DRR (3 mo. USD LIBOR + 3.450%)	5.905%	10/13/31	1,770,000	1,549,301	(a)(d)
Ocean Trails CLO X, 2020-10A ER (3 mo. USD LIBOR + 7.570%)	10.082%	10/15/34	2,320,000	2,092,503	(a)(d)
Octagon Investment Partners 33 Ltd., 2017-1A C (3 mo. USD LIBOR + 2.750%)	5.460%	1/20/31	500,000	456,978	(a)(d)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	57

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Option One Mortgage Loan Trust, 2005-3 M4 (1 mo. USD LIBOR + 0.930%)	3.189%	8/25/35	1,050,000	$905,619	(d)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.946%	10/15/37	322,662	322,913	(d)
Parallel Ltd., 2017-1A CR (3 mo. USD LIBOR + 2.000%)	4.710%	7/20/29	1,000,000	975,679	(a)(d)
Peace Park CLO Ltd., 2021-1A E (3 mo. USD LIBOR + 6.000%)	8.710%	10/20/34	1,640,000	1,431,408	(a)(d)
Popular ABS Mortgage Pass- Through Trust, 2005-2 M2	6.217%	4/25/35	1,236,021	943,873
Pulsar Funding I LLC, 2019-1A C (3 mo. USD LIBOR + 4.800%)	7.510%	1/20/33	2,500,000	2,278,610	(a)(d)
RR 18 Ltd., 2021-18A D (3 mo. USD LIBOR + 6.250%)	8.762%	10/15/34	3,090,000	2,732,979	(a)(d)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	5.373%	6/22/30	605,000	523,727	(a)(d)
Sculptor CLO XXVI Ltd., 26A E (3 mo. USD LIBOR + 7.250%)	9.960%	7/20/34	1,820,000	1,636,258	(a)(d)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	490,188	(a)
SMB Private Education Loan Trust, 2021-A D1	3.860%	1/15/53	1,150,000	1,081,955	(a)
Stewart Park CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 2.600%)	5.112%	1/15/30	500,000	435,660	(a)(d)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	2.479%	2/25/36	3,120,295	88,482	(a)(d)
Sunnova Hellios II Issuer LLC, 2019-AA C	5.320%	6/20/46	1,986,126	1,912,041	(a)
Symphony CLO XIX Ltd., 2018-19A E (3 mo. USD LIBOR + 5.200%)	7.940%	4/16/31	250,000	210,856	(a)(d)

See Notes to Financial Statements.

58	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Symphony CLO XX Ltd., 2018-20A E (3 mo. USD LIBOR + 6.290%)	9.030%	1/16/32	2,250,000	$1,997,370	(a)(d)
TCI-Symphony CLO Ltd., 2016-1A DR2 (3 mo. USD LIBOR + 3.100%)	5.555%	10/13/32	480,000	453,231	(a)(d)
TCI-Symphony CLO Ltd., 2016-1A ER2 (3 mo. USD LIBOR + 6.750%)	9.205%	10/13/32	2,830,000	2,511,500	(a)(d)
THL Credit Wind River CLO Ltd., 2017-3A ER (3 mo. USD LIBOR + 7.050%)	9.562%	4/15/35	1,190,000	1,073,866	(a)(d)
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	8.252%	4/15/27	900,000	728,790	(a)(d)
Voya CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.020%)	8.532%	6/7/30	300,000	248,719	(a)(d)
Voya CLO Ltd., 2017-3A DR (3 mo. USD LIBOR + 6.950%)	9.660%	4/20/34	2,750,000	2,466,975	(a)(d)
WaMu Asset-Backed Certificates Trust, 2007-HE4 1A (1 mo. USD LIBOR + 0.170%)	2.429%	7/25/47	4,713,047	3,597,734	(d)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	6.162%	10/15/31	790,000	725,468	(a)(d)
Z Capital Credit Partners CLO Ltd., 2021-1A D (3 mo. USD LIBOR + 4.200%)	6.712%	7/15/33	1,810,000	1,728,008	(a)(d)
Total Asset-Backed Securities (Cost — $124,449,997)				110,922,797

			Face Amount†
Sovereign Bonds — 5.3%
Angola — 0.1%
Angolan Government International Bond, Senior Notes	8.750%	4/14/32	770,000	623,685	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	59

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Argentina — 0.5%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	53,374	$12,588
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	733,878	174,523
Argentine Republic Government International Bond, Senior Notes, Step bond (1.500% to 7/9/23 then 3.625%)	1.500%	7/9/35	420,422	93,517
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	2,039,000	1,635,732	(c)
Provincia de Buenos Aires, Senior Notes, Step bond (3.900% to 9/1/22 then 5.250%)	3.900%	9/1/37	8,133,871	2,549,856	(a)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	710,000	500,550	(a)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	637,561	365,800	(a)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	330,000	190,575	(c)
Total Argentina				5,523,141
Bahamas — 0.0%††
Bahamas Government International Bond, Senior Notes	5.750%	1/16/24	720,000	605,235	(a)
Dominican Republic — 0.3%
Dominican Republic International Bond, Senior Notes	5.500%	2/22/29	1,300,000	1,209,309	(a)
Dominican Republic International Bond, Senior Notes	6.000%	2/22/33	1,900,000	1,729,741	(a)
Total Dominican Republic				2,939,050

See Notes to Financial Statements.

60	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Gabon — 0.1%
Gabon Government International Bond, Senior Notes	7.000%	11/24/31	2,260,000		$1,615,787	(a)
Ghana — 0.1%
Ghana Government International Bond, Senior Notes	8.125%	1/18/26	1,020,000		686,470	(c)
Ghana Government International Bond, Senior Notes	7.625%	5/16/29	690,000		327,405	(a)
Ghana Government International Bond, Senior Notes	8.125%	3/26/32	1,560,000		709,660	(a)
Total Ghana					1,723,535
Indonesia — 2.4%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	3,600,000		3,537,966
Indonesia Treasury Bond	8.375%	9/15/26	25,306,000,000	IDR	1,827,679
Indonesia Treasury Bond	7.000%	5/15/27	265,378,000,000	IDR	18,124,248
Indonesia Treasury Bond	6.500%	2/15/31	16,863,000,000	IDR	1,099,946
Indonesia Treasury Bond	8.375%	3/15/34	43,786,000,000	IDR	3,179,338
Total Indonesia					27,769,177
Ivory Coast — 0.2%
Ivory Coast Government International Bond, Senior Notes	4.875%	1/30/32	170,000	EUR	130,099	(a)
Ivory Coast Government International Bond, Senior Notes	5.750%	12/31/32	1,128,501		999,728	(c)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	940,000		765,818	(c)
Total Ivory Coast					1,895,645
Jordan — 0.2%
Jordan Government International Bond, Senior Notes	7.750%	1/15/28	2,740,000		2,676,638	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	61

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Kazakhstan — 0.1%
Kazakhstan Government International Bond, Senior Notes	5.125%	7/21/25	1,410,000		$1,479,844	(c)
Mexico — 0.3%
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	1,087,000		1,086,763
Mexico Government International Bond, Senior Notes	2.659%	5/24/31	1,270,000		1,090,591
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	1,440,000		1,259,025
Total Mexico					3,436,379
Panama — 0.2%
Panama Government International Bond, Senior Notes	4.500%	4/1/56	2,560,000		2,083,287
Peru — 0.2%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	2,440,000		2,155,295
Qatar — 0.1%
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	920,000		986,236	(a)
Russia — 0.5%
Russian Federal Bond — OFZ	7.050%	1/19/28	1,577,079,000	RUB	5,941,700	*(m)
Total Sovereign Bonds (Cost — $87,773,224)					61,454,634

			Shares
Convertible Preferred Stocks — 1.0%
Energy — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
MPLX LP (Cost — $10,149,611)	8.462%		302,326		11,337,225	(f)(g)

See Notes to Financial Statements.

62	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 0.5%
Communication Services — 0.2%
Diversified Telecommunication Services — 0.0%††
Liberty Latin America Ltd., Senior Notes	2.000%	7/15/24	440,000	$380,600
Interactive Media & Services — 0.0%††
Liberty TripAdvisor Holdings Inc., Senior Notes	0.500%	6/30/51	320,000	214,400	(a)
Media — 0.2%
DISH Network Corp., Senior Notes	3.375%	8/15/26	2,620,000	1,870,797
Total Communication Services				2,465,797
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
DraftKings Holdings Inc., Senior Notes	0.000%	3/15/28	3,030,000	1,836,180
Financials — 0.1%
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Apollo Commercial Real Estate Finance Inc., Senior Notes	5.375%	10/15/23	1,550,000	1,532,562
Blackstone Mortgage Trust Inc., Senior Notes	5.500%	3/15/27	60,000	56,813
Total Financials				1,589,375
Industrials — 0.0%††
Airlines — 0.0%††
Spirit Airlines Inc., Senior Notes	1.000%	5/15/26	260,000	235,170
Total Convertible Bonds & Notes (Cost — $7,562,194)				6,126,522

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Capital Markets — 0.1%
B Riley Financial Inc.	5.250%		29,825	655,852
B Riley Financial Inc.	5.500%		32,400	790,560
Total Preferred Stocks (Cost — $1,555,625)				1,446,412

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	63

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security		Expiration Date	Contracts	Notional Amount†	Value
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
90-Day Eurodollar Futures, Call @ $99.00		12/18/23	24	60,000	$6,750
E-mini S&P 500 Index Futures, Put @ $3,700.00		8/19/22	56	11,564,812	13,440
E-mini S&P 500 Index Futures, Put @ $3,800.00		8/19/22	62	12,803,899	26,350
E-mini S&P 500 Index Futures, Put @ $3,400.00		9/16/22	68	14,042,986	26,350
E-mini S&P 500 Index Futures, Put @ $3,500.00		9/16/22	69	14,249,501	37,950
E-mini S&P 500 Index Futures, Put @ $3,600.00		10/21/22	101	20,857,965	186,850
E-mini S&P 500 Index Futures, Put @ $3,700.00		10/21/22	46	9,499,667	112,125
E-mini S&P 500 Index Futures, Put @ $3,700.00		12/16/22	123	25,401,284	542,738
Total Exchange-Traded Purchased Options (Cost — $2,390,972)					952,553

	Counterparty
OTC Purchased Options — 0.0%††
U.S. Dollar/Japanese Yen, Call @ 139.25 JPY	JPMorgan Chase & Co.	8/2/22	13,900,000	13,900,000	76
U.S. Dollar/Japanese Yen, Put @ 113.00 JPY	Morgan Stanley & Co. Inc.	9/21/22	8,411,096	8,411,096	2,046
U.S. Dollar/Mexican Peso, Put @ 20.62 MXN	Citibank N.A.	10/13/22	10,200,000	10,200,000	210,759
Total OTC Purchased Options (Cost — $281,297)					212,881
Total Purchased Options (Cost — $2,672,269)					1,165,434

See Notes to Financial Statements.

64	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities — 0.1%
FHLMC — 0.0%††
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	8/1/30	2,037	$2,058
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.500%	11/1/31	227	239
Total FHLMC				2,297
FNMA — 0.1%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	2,692	2,889
Federal National Mortgage Association (FNMA)	2.680%	1/1/35-2/1/35	300,000	277,515
Federal National Mortgage Association (FNMA)	2.790%	1/1/35	583,002	551,128	(d)
Total FNMA				831,532
Total Mortgage-Backed Securities (Cost — $891,347)				833,829

			Shares/Units
Common Stocks — 0.0%††
Energy — 0.0%††
Oil, Gas & Consumable Fuels — 0.0%††
Berry Corp.			44,473	379,799
Materials — 0.0%††
Metals & Mining — 0.0%††
Arctic Canadian Diamond Co. Ltd.			1,388	0	*(f)(g)(n)
Total Common Stocks (Cost — $515,340)				379,799
		Expiration Date	Warrants
Warrants — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $51,650)		5/28/28	53,943	8,631	*
Total Investments before Short-Term Investments (Cost — $1,245,779,963)				1,105,719,275

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	65

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 0.9%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $10,654,632)	1.979%	10,654,632	$10,654,632	(l)
Total Investments — 96.0% (Cost — $1,256,434,595)			1,116,373,907
Other Assets in Excess of Liabilities — 4.0%			46,015,251
Total Net Assets — 100.0%			$1,162,389,158

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	All or a portion of this loan is unfunded as of July 31, 2022. The interest rate for fully unfunded term loans is to be determined.

(k)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2022, the total market value of investments in Affiliated Companies was $11,013,687 and the cost was $11,044,632 (Note 8).

(m)	The coupon payment on this security is currently in default as of July 31, 2022.

(n)	Value is less than $1.

See Notes to Financial Statements.

66	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

Abbreviation(s) used in this schedule:

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JPY	— Japanese Yen

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

REMIC	— Real Estate Mortgage Investment Conduit

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At July 31, 2022, the Fund had the following written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
90-Day Eurodollar Futures, Call	12/19/22	$96.50	238	$595,000	$(135,362)
E-mini S&P 500 Index Futures, Put	8/19/22	3,400.00	56	11,564,812	(3,920)
E-mini S&P 500 Index Futures, Put	8/19/22	3,500.00	7	1,445,602	(683)
E-mini S&P 500 Index Futures, Put	10/21/22	3,300.00	65	13,423,443	(53,625)
E-mini S&P 500 Index Futures, Put	10/21/22	3,400.00	46	9,499,667	(49,450)
E-mini S&P 500 Index Futures, Put	12/16/22	3,300.00	123	25,401,284	(236,775)
Total Exchange-Traded Written Options (Premiums received — $825,577)					$(479,815)

At July 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	16	6/23	$3,862,034	$3,881,400	$19,366
90-Day Eurodollar	649	12/22	158,834,475	156,335,987	(2,498,488)
90-Day Eurodollar	1,703	12/23	414,655,551	413,403,250	(1,252,301)
Australian 10-Year Bonds	25	9/22	2,091,784	2,182,873	91,089

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	67

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
U.S. Treasury 2-Year Notes	1,663	9/22	$350,350,064	$349,996,540	$(353,524)
U.S. Treasury Ultra 10-Year Notes	52	9/22	6,679,028	6,825,000	145,972
U.S. Treasury Ultra Long- Term Bonds	938	9/22	147,146,732	148,497,125	1,350,393
					(2,497,493)
Contracts to Sell:
Euro-Bobl	19	9/22	2,456,699	2,483,101	(26,402)
Euro-Bund	40	9/22	6,328,280	6,444,638	(116,358)
Euro-Buxl	2	9/22	364,706	379,794	(15,088)
U.S. Treasury 5-Year Notes	272	9/22	30,840,946	30,933,624	(92,678)
U.S. Treasury 10-Year Notes	2,278	9/22	270,702,539	275,958,355	(5,255,816)
U.S. Treasury Long-Term Bonds	302	9/22	42,254,408	43,488,000	(1,233,592)
United Kingdom Long Gilt Bonds	31	9/22	4,465,986	4,461,508	4,478
					(6,735,456)
Net unrealized depreciation on open futures contracts					$(9,232,949)

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

At July 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	975,691	JPY	116,959,000	Morgan Stanley & Co. Inc.	9/26/22	$94,579
USD	4,182,000	MXN	88,217,199	Citibank N.A.	10/17/22	(81,122)
JPY	2,657,865,999	USD	19,646,024	BNP Paribas SA	10/18/22	416,313
USD	3,019,941	EUR	2,980,000	BNP Paribas SA	10/18/22	(43,338)
USD	3,028,148	EUR	2,980,000	BNP Paribas SA	10/18/22	(35,131)
USD	17,032,559	EUR	16,801,884	BNP Paribas SA	10/18/22	(238,868)
USD	4,857,796	NOK	48,363,484	BNP Paribas SA	10/18/22	(153,978)
AUD	20,821,086	USD	14,264,297	Citibank N.A.	10/18/22	300,381
CAD	1,670,000	USD	1,286,322	Citibank N.A.	10/18/22	17,444
CAD	4,750,000	USD	3,653,902	Citibank N.A.	10/18/22	54,414

See Notes to Financial Statements.

68	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	5,450,000	USD	4,197,878	Citibank N.A.	10/18/22	$56,928
CAD	13,456,830	USD	10,397,155	Citibank N.A.	10/18/22	108,569
USD	4,901,522	AUD	7,101,700	Citibank N.A.	10/18/22	(66,229)
USD	5,646,192	CNH	38,250,000	Citibank N.A.	10/18/22	(28,142)
USD	174,289	CNY	1,170,000	Citibank N.A.	10/18/22	217
USD	674,385	CNY	4,520,000	Citibank N.A.	10/18/22	1,904
USD	869,954	CNY	5,840,000	Citibank N.A.	10/18/22	1,084
USD	11,122,432	IDR	168,048,830,000	Citibank N.A.	10/18/22	(182,251)
USD	70,870	NZD	115,641	Citibank N.A.	10/18/22	(1,818)
MXN	58,300,000	USD	2,761,921	Goldman Sachs Group Inc.	10/18/22	54,895
MXN	62,210,000	USD	2,941,510	Goldman Sachs Group Inc.	10/18/22	64,220
MXN	63,530,000	USD	2,977,708	Goldman Sachs Group Inc.	10/18/22	91,799
USD	531,657	BRL	2,980,896	Goldman Sachs Group Inc.	10/18/22	(31,856)
USD	25,401,272	GBP	21,071,500	Goldman Sachs Group Inc.	10/18/22	(308,803)
USD	4	INR	347	JPMorgan Chase & Co.	10/18/22	0	[1]
MXN	34,410,000	USD	1,618,211	Morgan Stanley & Co. Inc.	10/18/22	44,338
MXN	34,790,000	USD	1,672,412	Morgan Stanley & Co. Inc.	10/18/22	8,497
NOK	216,657,343	USD	21,488,241	Morgan Stanley & Co. Inc.	10/18/22	963,357
USD	8,960,454	IDR	134,603,942,322	Morgan Stanley & Co. Inc.	10/18/22	(94,384)
USD	62,804	MXN	1,313,919	Morgan Stanley & Co. Inc.	10/18/22	(679)
USD	97,875	MXN	2,050,000	Morgan Stanley & Co. Inc.	10/18/22	(1,172)
USD	1,145,883	MXN	23,670,000	Morgan Stanley & Co. Inc.	10/18/22	2,247
USD	1,412,900	MXN	29,790,000	Morgan Stanley & Co. Inc.	10/18/22	(26,430)
USD	1,718,548	MXN	35,510,000	Morgan Stanley & Co. Inc.	10/18/22	2,851
USD	5,843,265	MXN	122,679,935	Morgan Stanley & Co. Inc.	10/18/22	(84,123)
Total						$905,713

[1]	Value is less than $1.

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	69

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

USD	— United States Dollar

At July 31, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
16,960,000		11/18/23	3.970%**	CPURNSA**	$(62,600)	$624,913
16,960,000		11/18/26	CPURNSA**	3.370%**	155,731	(648,047)
19,280,000		11/20/26	1.520% annually	Daily SOFR Compound annually	(33,038)	416,560
113,420,000	MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	34,001	(234,790)
198,820,000	MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	72,263	(429,798)
14,949,000		8/15/47	2.650% annually	Daily SOFR Compound annually	174,399	(592,285)
5,489,000		2/15/48	2.620% annually	Daily SOFR Compound annually	(1,075)	(128,639)
Total					$339,681	$(992,086)

See Notes to Financial Statements.

70	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount2*		Termination Date	Implied Credit Spread at July 31, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Netflix Inc., 4.875%, due 6/15/30)	$1,835,000		6/20/26	1.459%	5.000% quarterly	$234,045	$306,596	$(72,551)
Morgan Stanley & Co. Inc. (Netflix Inc., 4.875%, due 6/15/30)	3,670,000		6/20/26	1.459%	5.000% quarterly	468,089	610,231	(142,142)
Morgan Stanley & Co. Inc. (Volkswagen International Finance NV, 0.875%, due 1/16/23)	1,790,000	EUR	12/20/24	1.412%	1.000% quarterly	(17,683)	10,231	(27,914)
Total						$684,451	$927,058	$(242,607)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]*		Termination Date	Implied Credit Spread at July 31, 2022[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Mercedes- Benz Group AG, 1.400%, due 1/12/24)	1,790,000	EUR	12/20/24	0.724%	1.000% quarterly	$(12,016)	$(19,520)	$7,504

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	71

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Ford Motor Co., 4.346%, due 12/8/26	$5,930,000	6/20/26	2.914%	5.000% quarterly	$426,210	$669,276	$(243,066)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2022[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
General Motors Co., 4.875%, due 10/2/23	$5,930,000	6/20/26	1.845%	5.000% quarterly	$(666,831)	$(899,541)	$232,710
Paramount Global, 4.750%, due 5/15/25	2,775,000	6/20/26	1.257%	1.000% quarterly	25,861	(32,378)	58,239
Walt Disney Co., 3.700%, due 9/15/24	2,775,000	6/20/26	0.418%	1.000% quarterly	(59,764)	(63,811)	4,047
Total	$11,480,000				$(700,734)	$(995,730)	$294,996

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.38 Index	$6,114,240	6/20/27	5.000% quarterly	$(70,317)	$(268,476)	$198,159

See Notes to Financial Statements.

72	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviation(s) used in this table:

CPURNSA	— U.S. CPI Urban Consumers NSA Index

EUR	— Euro

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

Summary of Investments by Country** (unaudited)
United States	73.1%
Cayman Islands	6.7
Indonesia	2.5
United Kingdom	2.2
Canada	1.4
Brazil	1.1

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	73

Schedule of investments (cont’d)

July 31, 2022

Western Asset Income Fund

Summary of Investments by Country** (unaudited) (cont’d)
Argentina	1.0%
Luxembourg	0.9
Netherlands	0.7
Switzerland	0.7
Zambia	0.7
Bermuda	0.6
Mexico	0.6
Russia	0.5
Ireland	0.5
Kazakhstan	0.4
Macau	0.4
Peru	0.4
Spain	0.4
Israel	0.4
China	0.3
Italy	0.3
Dominican Republic	0.3
Colombia	0.3
Jordan	0.2
Turkey	0.2
Kuwait	0.2
Chile	0.2
United Arab Emirates	0.2
Panama	0.2
Ivory Coast	0.2
Ghana	0.2
Gabon	0.1
Germany	0.1
South Africa	0.1
Hong Kong	0.1
France	0.1
Qatar	0.1
Angola	0.1
Bahamas	0.1
Poland	0.1
Jersey	0.0	‡

See Notes to Financial Statements.

74	Western Asset Income Fund 2022 Annual Report

Western Asset Income Fund

Summary of Investments by Country** (unaudited) (cont’d)
Purchased Options	0.1%
Short-Term Investments	1.0
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2022 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	75

Statement of assets and liabilities

July 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $1,245,389,963)	$1,105,360,220
Investments in affiliated securities, at value (Cost — $11,044,632)	11,013,687
Foreign currency, at value (Cost — $5,259,449)	5,200,954
Cash	1,327,796
Receivable for securities sold	14,660,991
Interest receivable from unaffiliated investments	11,038,245
Deposits with brokers for open futures contracts and exchange-traded options	8,865,583
Deposits with brokers for centrally cleared swap contracts	7,878,500
Unrealized appreciation on forward foreign currency contracts	2,284,037
Receivable from brokers — net variation margin on open futures contracts	800,871
OTC swaps, at value (premiums paid — $916,826)	702,134
Foreign currency collateral for open futures contracts, at value (Cost — $688,768)	666,151
Receivable for Fund shares sold	291,921
Receivable for premiums on written options	89,028
Receivable for open OTC swap contracts	33,495
Dividends receivable from affiliated investments	7,546
Interest receivable from affiliated investments	820
Other receivables	209
Prepaid expenses	9,482
Total Assets	1,170,231,670

Liabilities:
Payable for securities purchased	2,829,401
Unrealized depreciation on forward foreign currency contracts	1,378,324
Payable for Fund shares repurchased	1,029,333
Distributions payable	851,454
Investment management fee payable	485,953
Written options, at value (premiums received — $825,577)	479,815
Payable to brokers — net variation margin on centrally cleared swap contracts	234,641
Deposits from brokers for OTC derivatives	140,000
Service and/or distribution fees payable	60,479
OTC swaps, at value (net premiums received — $9,289)	29,699
Payable for open OTC swap contracts	2,147
Trustees’ fees payable	1,821
Accrued expenses	319,445
Total Liabilities	7,842,512
Total Net Assets	$1,162,389,158

Net Assets:
Par value (Note 7)	$2,192
Paid-in capital in excess of par value	1,399,009,729
Total distributable earnings (loss)	(236,622,763)
Total Net Assets	$1,162,389,158

See Notes to Financial Statements.

76	Western Asset Income Fund 2022 Annual Report

Net Assets:
Class A	$271,210,619
Class C	$4,454,995
Class C1	$454,626
Class I	$557,981,228
Class IS	$328,287,690

Shares Outstanding:
Class A	51,376,613
Class C	844,571
Class C1	85,926
Class I	105,073,280
Class IS	61,832,206

Net Asset Value:
Class A (and redemption price)	$5.28
Class C*	$5.27
Class C1*	$5.29
Class I (and redemption price)	$5.31
Class IS (and redemption price)	$5.31

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%; 3.75% effective August 15, 2022)	$5.51

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	77

Statement of operations

For the Year Ended July 31, 2022

Investment Income:
Interest from unaffiliated investments	$67,749,185
Interest from affiliated investments	16,130
Dividends from unaffiliated investments	453,139
Dividends from affiliated investments	20,083
Less: Foreign taxes withheld	(420,967)
Total Investment Income	67,817,570

Expenses:
Investment management fee (Note 2)	6,713,381
Transfer agent fees (Note 5)	1,262,146
Service and/or distribution fees (Notes 2 and 5)	823,109
Fund accounting fees	146,611
Registration fees	98,702
Audit and tax fees	59,074
Custody fees	51,205
Legal fees	42,141
Shareholder reports	33,587
Trustees’ fees	25,681
Interest expense	16,827
Commitment fees (Note 9)	11,900
Insurance	7,388
Miscellaneous expenses	15,561
Total Expenses	9,307,313
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(5,552)
Net Expenses	9,301,761
Net Investment Income	58,515,809

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(31,185,792)
Futures contracts	(13,613,562)
Written options	4,410,112
Swap contracts	2,302,102
Forward foreign currency contracts	2,332,556
Foreign currency transactions	(714,373)
Net Realized Loss	(36,468,957)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(148,761,873)
Investments in affiliated securities	(31,490)
Futures contracts	(13,070,537)
Written options	(559,466)
Swap contracts	(2,948,619)
Forward foreign currency contracts	1,793,261
Foreign currencies	(128,728)
Change in Net Unrealized Appreciation (Depreciation)	(163,707,452)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(200,176,409)
Decrease in Net Assets From Operations	$(141,660,600)

See Notes to Financial Statements.

78	Western Asset Income Fund 2022 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2022	2021

Operations:
Net investment income	$58,515,809	$32,500,663
Net realized gain (loss)	(36,468,957)	2,279,078
Change in net unrealized appreciation (depreciation)	(163,707,452)	29,862,361
Increase (Decrease) in Net Assets From Operations	(141,660,600)	64,642,102

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(61,950,901)	(35,147,911)
Return of capital	(355,819)	—
Decrease in Net Assets From Distributions to Shareholders	(62,306,720)	(35,147,911)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	319,744,293	974,637,068
Reinvestment of distributions	54,124,298	30,751,433
Cost of shares repurchased	(371,967,260)	(201,892,697)
Increase in Net Assets From Fund Share Transactions	1,901,331	803,495,804
Increase (Decrease) in Net Assets	(202,065,989)	832,989,995

Net Assets:
Beginning of year	1,364,455,147	531,465,152
End of year	$1,162,389,158	$1,364,455,147

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	79

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$6.12	$5.89	$6.19	$6.14	$6.46

Income (loss) from operations:
Net investment income	0.24	0.23	0.29	0.33	0.35
Net realized and unrealized gain (loss)	(0.83)	0.25	(0.28)	0.08	(0.33)
Total income (loss) from operations	(0.59)	0.48	0.01	0.41	0.02

Less distributions from:
Net investment income	(0.25)	(0.25)	(0.19)	(0.30)	(0.31)
Return of capital	(0.00) [2]	—	(0.12)	(0.06)	(0.03)
Total distributions	(0.25)	(0.25)	(0.31)	(0.36)	(0.34)

Net asset value, end of year	$5.28	$6.12	$5.89	$6.19	$6.14
Total return[3]	(9.79)%	8.23%	0.28%[4]	6.84%	0.45%

Net assets, end of year (millions)	$271	$326	$297	$294	$277

Ratios to average net assets:
Gross expenses	0.92%	0.94%	0.97%	1.00%	1.09%
Net expenses[5,6]	0.92	0.93	0.97	0.98	1.08
Net investment income	4.12	3.82	4.96	5.54	5.49

Portfolio turnover rate	49%	71%	59%	54%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.11% for the year ended July 31, 2020.

[5]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

80	Western Asset Income Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$6.12	$5.88	$6.19	$6.14	$6.46

Income (loss) from operations:
Net investment income	0.19	0.19	0.25	0.29	0.31
Net realized and unrealized gain (loss)	(0.83)	0.25	(0.29)	0.08	(0.33)
Total income (loss) from operations	(0.64)	0.44	(0.04)	0.37	(0.02)

Less distributions from:
Net investment income	(0.21)	(0.20)	(0.17)	(0.27)	(0.27)
Return of capital	(0.00) [2]	—	(0.10)	(0.05)	(0.03)
Total distributions	(0.21)	(0.20)	(0.27)	(0.32)	(0.30)

Net asset value, end of year	$5.27	$6.12	$5.88	$6.19	$6.14
Total return[3]	(10.63)%	7.65%	(0.62)%[4]	6.25%	(0.43)%

Net assets, end of year (000s)	$4,455	$6,079	$5,975	$6,453	$7,186

Ratios to average net assets:
Gross expenses	1.67%	1.65%	1.70%	1.71%	1.80%
Net expenses[5,6]	1.67	1.65	1.70	1.70	1.79
Net investment income	3.36	3.10	4.24	4.82	4.86

Portfolio turnover rate	49%	71%	59%	54%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2018, the expense limitation was 1.95%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	81

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$6.13	$5.89	$6.20	$6.15	$6.47

Income (loss) from operations:
Net investment income	0.21	0.21	0.28	0.31	0.36
Net realized and unrealized gain (loss)	(0.82)	0.25	(0.30)	0.08	(0.36)
Total income (loss) from operations	(0.61)	0.46	(0.02)	0.39	0.00 [2]

Less distributions from:
Net investment income	(0.23)	(0.22)	(0.18)	(0.29)	(0.29)
Return of capital	(0.00) [2]	—	(0.11)	(0.05)	(0.03)
Total distributions	(0.23)	(0.22)	(0.29)	(0.34)	(0.32)

Net asset value, end of year	$5.29	$6.13	$5.89	$6.20	$6.15
Total return[3]	(10.16)%	7.92%	(0.23)%[4]	6.43%	0.08%[5]

Net assets, end of year (000s)	$455	$910	$1,361	$2,400	$19,348

Ratios to average net assets:
Gross expenses	1.37%	1.39%	1.34%	1.39%	1.47%
Net expenses[6,7]	1.37	1.39	1.34	1.37	1.46
Net investment income	3.64	3.40	4.64	5.12	5.60

Portfolio turnover rate	49%	71%	59%	54%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.08% for the year ended July 31, 2018.

[6]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

82	Western Asset Income Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$6.16	$5.92	$6.23	$6.18	$6.50

Income (loss) from operations:
Net investment income	0.26	0.24	0.31	0.35	0.38
Net realized and unrealized gain (loss)	(0.84)	0.27	(0.29)	0.08	(0.34)
Total income (loss) from operations	(0.58)	0.51	0.02	0.43	0.04

Less distributions from:
Net investment income	(0.27)	(0.27)	(0.20)	(0.32)	(0.32)
Return of capital	(0.00) [2]	—	(0.13)	(0.06)	(0.04)
Total distributions	(0.27)	(0.27)	(0.33)	(0.38)	(0.36)

Net asset value, end of year	$5.31	$6.16	$5.92	$6.23	$6.18
Total return[3]	(9.62)%	8.70%	0.43%[4]	7.33%	0.61%

Net assets, end of year (millions)	$558	$795	$123	$103	$120

Ratios to average net assets:
Gross expenses	0.65%	0.62%	0.69%	0.70%	0.80%
Net expenses[5,6]	0.65	0.62	0.68	0.68	0.79
Net investment income	4.37	3.89	5.22	5.79	5.99

Portfolio turnover rate	49%	71%	59%	54%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.26% for the year ended July 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2018, the expense limitation was 0.85%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2022 Annual Report	83

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$6.16	$5.92	$6.23	$6.18	$6.50

Income (loss) from operations:
Net investment income	0.26	0.25	0.31	0.37	0.38
Net realized and unrealized gain (loss)	(0.83)	0.26	(0.28)	0.07	(0.33)
Total income (loss) from operations	(0.57)	0.51	0.03	0.44	0.05

Less distributions from:
Net investment income	(0.28)	(0.27)	(0.21)	(0.33)	(0.33)
Return of capital	(0.00) [2]	—	(0.13)	(0.06)	(0.04)
Total distributions	(0.28)	(0.27)	(0.34)	(0.39)	(0.37)

Net asset value, end of year	$5.31	$6.16	$5.92	$6.23	$6.18
Total return[3]	(9.52)%	8.80%	0.53%[4]	7.43%	0.70%

Net assets, end of year (000s)	$328,288	$236,176	$104,169	$44,528	$636

Ratios to average net assets:
Gross expenses	0.54%	0.55%	0.59%	0.62%	0.72%
Net expenses[5,6]	0.54	0.55	0.58	0.60	0.69
Net investment income	4.58	4.12	5.25	6.08	5.97

Portfolio turnover rate	49%	71%	59%	54%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.60%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2018, the expense limitation was 0.75% and the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

84	Western Asset Income Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the

Western Asset Income Fund 2022 Annual Report	85

Notes to financial statements (cont’d)

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

86	Western Asset Income Fund 2022 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$61,889,116	$992,083		$62,881,199
Other Corporate Bonds & Notes	—	390,217,915	—		390,217,915
Senior Loans:
Consumer Discretionary	—	54,595,423	8,510,314		63,105,737
Consumer Staples	—	9,280,581	3,454,700		12,735,281
Financials	—	29,737,001	14,842,860		44,579,861
Health Care	—	44,973,475	1,126,431		46,099,906
Industrials	—	51,730,555	8,771,524		60,502,079
Information Technology	—	38,538,190	6,723,384		45,261,574
Materials	—	3,728,870	1,213,277		4,942,147
Other Senior Loans	—	15,027,273	—		15,027,273
Collateralized Mortgage Obligations	—	166,691,020	—		166,691,020
Asset-Backed Securities	—	110,922,797	—		110,922,797
Sovereign Bonds	—	61,454,634	—		61,454,634
Convertible Preferred Stocks	—	—	11,337,225		11,337,225
Convertible Bonds & Notes	—	6,126,522	—		6,126,522
Preferred Stocks	$1,446,412	—	—		1,446,412
Purchased Options:
Exchange-Traded Purchased Options	952,553	—	—		952,553
OTC Purchased Options	—	212,881	—		212,881
Mortgage-Backed Securities	—	833,829	—		833,829
Common Stocks:
Energy	379,799	—	—		379,799
Materials	—	—	0	*	0	*
Warrants	8,631	—	—		8,631
Total Long-Term Investments	2,787,395	1,045,960,082	56,971,798		1,105,719,275
Short-Term Investments†	10,654,632	—	—		10,654,632
Total Investments	$13,442,027	$1,045,960,082	$56,971,798		$1,116,373,907

Western Asset Income Fund 2022 Annual Report	87

Notes to financial statements (cont’d)

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$1,611,298	—	—	$1,611,298
Forward Foreign Currency Contracts††	—	$2,284,037	—	2,284,037
Centrally Cleared Interest Rate Swaps††	—	1,041,473	—	1,041,473
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	702,134	—	702,134
Centrally Cleared Credit Default Swaps on Corporate Issues — Buy Protection††	—	294,996	—	294,996
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	198,159	—	198,159
Total Other Financial Instruments	$1,611,298	$4,520,799	—	$6,132,097
Total	$15,053,325	$1,050,480,881	$56,971,798	$1,122,506,004

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$479,815	—	—	$479,815
Futures Contracts††	10,844,247	—	—	10,844,247
Forward Foreign Currency Contracts††	—	$1,378,324	—	1,378,324
Centrally Cleared Interest Rate Swaps††	—	2,033,559	—	2,033,559
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	17,683	—	17,683
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	12,016	—	12,016
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	243,066	—	243,066
Total	$11,324,062	$3,684,648	—	$15,008,710

88	Western Asset Income Fund 2022 Annual Report

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of July 31, 2021		Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Corporate Bonds & Notes:
Financials	$1,265,761		—	—	$(273,678)	—
Information Technology	849,363		—	—	637	—
Senior Loans:
Consumer Discretionary	1,565,365		$15,686	$5,209	(390,216)	$8,202,300
Consumer Staples	—		785	—	(90,285)	3,544,200
Energy	3,656,238		1,446	(6,027)	(22,421)	—
Financials	6,220,927		32,668	(206,516)	(585,918)	14,804,775
Health Care	—		—	—	—	—
Industrials	12,198,918		1,450	60,343	(524,994)	4,389,767
Information Technology	—		—	—	—	—
Materials	1,221,719		—	—	(173,349)	164,907
Real Estate	4,979,342		195	3,538	(9,950)	—
Asset-Backed Securities	931,834		—	—	21,702	—
Convertible Preferred Stocks:
Energy	10,052,339		—	—	1,284,886	—
Common Stocks:
Materials	0	*	—	—	—	—
Total	$42,941,806		$52,230	$(143,453)	$(763,586)	$31,105,949

Western Asset Income Fund 2022 Annual Report	89

Notes to financial statements (cont’d)

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of July 31, 2022		Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2022[2]
Corporate Bonds & Notes:
Financials	—	—	—	$992,083		$(273,678)
Information Technology	$(850,000)	—	—	—		—
Senior Loans:
Consumer Discretionary	(279,625)	$533,673	$(1,142,078)	8,510,314		(293,993)
Consumer Staples	—	—	—	3,454,700		(90,285)
Energy	(2,233,373)	—	(1,395,863)	—		—
Financials	(7,644,742)	2,221,666	—	14,842,860		(579,280)
Health Care	—	1,126,431	—	1,126,431		—
Industrials	(7,547,630)	2,987,772	(2,794,102)	8,771,524		(274,598)
Information Technology	—	6,723,384	—	6,723,384		—
Materials	—	—	—	1,213,277		(173,350)
Real Estate	(4,973,125)	—	—	—		—
Asset-Backed Securities	(20,101)	—	(933,435)	—		—
Convertible Preferred Stocks:
Energy	—	—	—	11,337,225		1,284,886
Common Stocks:
Materials	—	—	—	0	*	—
Total	$(23,548,596)	$13,592,926	$(6,265,478)	$56,971,798		$(400,298)

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in unaffiliated securities in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]

Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable input in the valuation obtained from independent third party pricing services or broker/dealer quotations.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

90	Western Asset Income Fund 2022 Annual Report

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset Income Fund 2022 Annual Report	91

Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction, or to attempt to enhance the Fund’s return or yield. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets

92	Western Asset Income Fund 2022 Annual Report

and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2022, the total notional value of all credit default swaps to sell protection was EUR 1,790,000 and $11,435,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to

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Notes to financial statements (cont’d)

the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the

94	Western Asset Income Fund 2022 Annual Report

obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2022, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

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Notes to financial statements (cont’d)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate

96	Western Asset Income Fund 2022 Annual Report

properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset Income Fund 2022 Annual Report	97

Notes to financial statements (cont’d)

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of July 31, 2022, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $1,408,023. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

At July 31, 2022, the Fund held cash collateral from Citibank N.A. in the amount of $140,000 and the Fund held non-cash collateral from Morgan Stanley & Co. Inc. in the amount of $714,728. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund are recorded each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on

98	Western Asset Income Fund 2022 Annual Report

the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar

Western Asset Income Fund 2022 Annual Report	99

Notes to financial statements (cont’d)

denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.80%, 0.70% and 0.60%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended July 31, 2022, fees waived and/or expenses reimbursed amounted to $5,552, which included an affiliated money market fund waiver of $5,546.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at July 31, 2022, the Fund had no fee waivers and/or expense reimbursements subject to recapture by LMPFA through July 31, 2024.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% (3.75% effective August 15, 2022) for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 ($500,000 effective August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

100	Western Asset Income Fund 2022 Annual Report

For the year ended July 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$67,229	—
CDSCs	2,571	$109

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$557,870,129	$87,227,969
Sales	634,133,339	95,789,674

At July 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,259,664,470	$2,329,850	$(145,620,413)	$(143,290,563)
Written options	(825,577)	345,762	—	345,762
Futures contracts	—	1,611,298	(10,844,247)	(9,232,949)
Forward foreign currency contracts	—	2,284,037	(1,378,324)	905,713
Swap contracts	652,289	1,542,132	(2,519,232)	(977,100)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2022.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	$6,750	$212,881	—	$945,803	$1,165,434
Futures contracts[3]	1,611,298	—	—	—	1,611,298
Forward foreign currency contracts	—	2,284,037	—	—	2,284,037
OTC swap contracts[4]	—	—	$702,134	—	702,134
Centrally cleared swap contracts[5]	1,041,473	—	493,155	—	1,534,628
Total	$2,659,521	$2,496,918	$1,195,289	$945,803	$7,297,531

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Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	$135,362	—	—	$344,453	$479,815
Futures contracts[3]	10,844,247	—	—	—	10,844,247
Forward foreign currency contracts	—	$1,378,324	—	—	1,378,324
OTC swap contracts[4]	—	—	$29,699	—	29,699
Centrally cleared swap contracts[5]	2,033,559	—	243,066	—	2,276,625
Total	$13,013,168	$1,378,324	$272,765	$344,453	$15,008,710

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(194,053)	$(1,752,575)	$(340,800)	$(4,890,633)	$(7,178,061)
Futures contracts	(13,613,562)	—	—	—	(13,613,562)
Written options	269,937	1,715,166	387,008	2,038,001	4,410,112
Swap contracts	2,345,617	—	(43,515)	—	2,302,102
Forward foreign currency contracts	—	2,332,556	—	—	2,332,556
Total	$(11,192,061)	$2,295,147	$2,693	$(2,852,632)	$(11,746,853)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

102	Western Asset Income Fund 2022 Annual Report

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$1,000	$(10,235)	$189,469	$(415,823)	$(235,589)
Futures contracts	(13,070,537)	—	—	—	(13,070,537)
Written options	21,813	6,561	(272,843)	(314,997)	(559,466)
Swap contracts	(3,046,408)	—	97,789	—	(2,948,619)
Forward foreign currency contracts	—	1,793,261	—	—	1,793,261
Total	$(16,094,132)	$1,789,587	$14,415	$(730,820)	$(15,020,950)

[1]

The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended July 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,650,164
Written options	826,636
Futures contracts (to buy)	1,073,571,463
Futures contracts (to sell)	246,912,194
Forward foreign currency contracts (to buy)	170,888,218
Forward foreign currency contracts (to sell)	170,289,682

Average Notional Balance
Interest rate swap contracts	$72,359,445
Credit default swap contracts (buy protection)	19,643,505
Credit default swap contracts (sell protection)	13,432,007

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of July 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
BNP Paribas SA	$416,313	$(471,315)	$(55,002)	—	$(55,002)
Citibank N.A.	751,700	(359,562)	392,138	$(140,000)	252,138
Goldman Sachs Group Inc.	210,914	(340,659)	(129,745)	—	(129,745)
JPMorgan Chase & Co.	76	—	76	—	76
Morgan Stanley & Co. Inc.	1,820,049	(236,487)	1,583,562	(714,728)	868,834
Total	$3,199,052	$(1,408,023)	$1,791,029	$(854,728)	$936,301

Western Asset Income Fund 2022 Annual Report	103

Notes to financial statements (cont’d)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$763,276	†	$412,611
Class C	55,742		7,393
Class C1	4,091		764
Class I	—		835,546
Class IS	—		5,832
Total	$823,109		$1,262,146

†	Amount shown is exclusive of expense reimbursements. For the year ended July 31, 2022, the service and/or distribution fees reimbursed amounted to $6 for Class A shares.

For the year ended July 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,238
Class C	22
Class C1	2
Class I	2,955
Class IS	1,335
Total	$5,552

104	Western Asset Income Fund 2022 Annual Report

6. Distributions to shareholders by class

	Year Ended July 31, 2022	Year Ended July 31, 2021
Net Investment Income:
Class A	$13,370,309	$12,698,645
Class C	201,875	207,665
Class C1	22,743	40,318
Class I	33,789,246	15,713,004
Class IS	14,566,728	6,488,279
Total	$61,950,901	$35,147,911

Return of Capital:
Class A	$76,793	—
Class C	1,159	—
Class C1	131	—
Class I	194,071	—
Class IS	83,665	—
Total	$355,819	—

7. Shares of beneficial interest

At July 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2022		Year Ended July 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,207,460	$36,370,376	8,823,188	$53,489,687
Shares issued on reinvestment	2,300,201	13,193,748	2,049,975	12,400,135
Shares repurchased	(10,377,094)	(60,113,390)	(8,164,200)	(49,445,630)
Net increase (decrease)	(1,869,433)	$(10,549,266)	2,708,963	$16,444,192

Class C
Shares sold	129,213	$763,623	186,039	$1,123,815
Shares issued on reinvestment	34,304	196,616	32,514	196,450
Shares repurchased	(312,618)	(1,773,938)	(240,848)	(1,460,149)
Net decrease	(149,101)	$(813,699)	(22,295)	$(139,884)

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Notes to financial statements (cont’d)

	Year Ended July 31, 2022		Year Ended July 31, 2021
	Shares	Amount	Shares	Amount
Class C1
Shares sold	4,155	$24,296	3,239	$19,660
Shares issued on reinvestment	3,925	22,637	6,617	40,004
Shares repurchased	(70,620)	(421,030)	(92,287)	(558,430)
Net decrease	(62,540)	$(374,097)	(82,431)	$(498,766)

Class I
Shares sold	16,134,297	$94,824,246	123,423,366	$750,888,448
Shares issued on reinvestment	5,482,009	31,690,543	2,288,151	14,004,074
Shares repurchased	(45,646,673)	(255,324,705)	(17,309,198)	(105,318,752)
Net increase (decrease)	(24,030,367)	$(128,809,916)	108,402,319	$659,573,770

Class IS
Shares sold	31,280,754	$187,761,752	27,498,783	$169,115,458
Shares issued on reinvestment	1,573,238	9,020,754	673,380	4,110,770
Shares repurchased	(9,369,445)	(54,334,197)	(7,421,102)	(45,109,736)
Net increase	23,484,547	$142,448,309	20,751,061	$128,116,492

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund managed by Western Asset. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. The following companies were considered affiliated companies for all or some portion of the year ended July 31, 2022. The following transactions were effected in such companies for the year ended July 31, 2022.

	Affiliate Value at	Purchased		Sold
	July 31, 2021	Cost	Shares/ Face amount	Cost	Shares/ Face amount
Benefit Street Partners CLO IV Ltd., 2014-IVA CRRR	$390,545	—	—	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	28,204,225	$448,329,852	448,329,852	$465,879,445	465,879,445
	$28,594,770	$448,329,852		$465,879,445

106	Western Asset Income Fund 2022 Annual Report

(cont’d)	Realized Gain (Loss)	Interest/ Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2022
Benefit Street Partners CLO IV Ltd., 2014-IVA CRRR	—	$16,130	$(31,490)	$359,055
Western Asset Premier Institutional Government Reserves, Premium Shares	—	20,083	—	10,654,632
	—	$36,213	$(31,490)	$11,013,687

9. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended July 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$61,950,901	$35,147,911
Tax return of capital	355,819	—
Total distributions paid	$62,306,720	$35,147,911

As of July 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(91,970,746)
Other book/tax temporary differences(a)	7,709,957
Unrealized appreciation (depreciation)(b)	(152,361,974)
Total distributable earnings (loss) — net	$(236,622,763)

Western Asset Income Fund 2022 Annual Report	107

Notes to financial statements (cont’d)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities, the difference between the book and tax cost basis of investments in limited partnerships and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and

108	Western Asset Income Fund 2022 Annual Report

the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At July 31, 2022, the Fund had 0.51% of its net assets invested in securities with significant economic risk or exposure to Russia.

Western Asset Income Fund 2022 Annual Report	109

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

September 20, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

110	Western Asset Income Fund 2022 Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees (the “Executive and Contracts Committee”) considered the Management Agreement between the Trust and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Fund and the following subadvisory agreements with respect to the Fund (collectively, the “Agreements”) (i) a subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset”) with respect to the Fund, (ii) a subadvisory agreement between LMPFA and Western Asset Management Company Limited (“WAML”) with respect to the Fund, (iii) a subadvisory agreement between LMPFA and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) with respect to the Fund, and (iv) a subadvisory agreement between LMPFA and Western Asset Management Company Ltd in Japan with respect to the Fund (“Western Japan,” and together with Western Singapore, and WAML, the “Non-U.S. Subadvisers,” and together with Western Asset, the “Subadvisers,” and together with LMPFA, the “Advisers”) with respect to the Fund at a meeting held on April 19, 2022. At an in-person meeting held on May 12, 2022, the Executive and Contracts Committee reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Agreements between LMPFA and the Non-U.S. Subadvisers.

In arriving at their decision to approve the renewal of the Agreements, the Trustees met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they

Western Asset Income Fund	111

Board approval of management and subadvisory agreements (unaudited) (cont’d)

recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time.

As part of their review, the Trustees examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; and the capability and integrity of LMPFA’s senior management and staff. The Trustees also considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and each Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Trustees concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds and to its investment benchmark over the 1-, 3-, 5- and 10-year periods ended December 31, 2021. The information comparing the Fund’s performance to that of its Performance Universe, consisting of funds (including the Fund) classified as retail and institutional multi-sector income funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended December 31, 2021 was

112	Western Asset Income Fund

above the median. The Board noted that the Fund’s performance exceeded the performance of its benchmark index for all relevant time periods.

The Trustees also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadvisers. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees also noted that the Fund does not pay any management fees directly to any of the Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund. The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its peer group, consisting of a group of institutional multi-sector income funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and the Actual Management Fee was at the median. The Board noted that the Fund’s actual total expense ratio was at the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2023.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Board noted that the Fund’s Contractual Management Fee was below the median and Actual Management Fee was at the median of the peer group. The Board also noted the size of the Fund.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and each Director may have attributed different weight to the various factors in evaluating the Agreements. The foregoing summary does not detail all the matters considered. The Trustees judged the

Western Asset Income Fund	113

Board approval of management and subadvisory agreements (unaudited) (cont’d)

terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

114	Western Asset Income Fund

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

Western Asset Income Fund	115

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

116	Western Asset Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Western Asset Income Fund	117

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

118	Western Asset Income Fund

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Income Fund	119

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 130 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	130
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

120	Western Asset Income Fund

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Income Fund	121

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

122	Western Asset Income Fund

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Income Fund	123

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended July 31, 2022:

	Pursuant to:		Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$501,500
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$501,500
Qualified Net Interest Income (QII)	§	871(k)(1)(C)	$25,219,059
Section 163(j) Interest Earned	§	163(j)	$48,509,922
Interest Earned from Federal Obligations		Note (1)	$2,418

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

124	Western Asset Income Fund

Western Asset

Income Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

# Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Western Asset Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD01184 9/22 SR22-4493

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2021 and July 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $118,117 in July 31, 2021 and $134,336 in July 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2021 and $0 in July 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in July 31, 2021 and $29,750 in July 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in July 31, 2021 and $0 in July 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2021 and July 31, 2022; Tax Fees were 100% and 100% for July 31, 2021 and July 31, 2022; and Other Fees were 100% and 100% for July 31, 2021 and July 31, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $773,011 in July 31, 2021 and $343,489 in July 31, 2022.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	September 24, 2022